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                                                                    EXHIBIT 99.1

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                       TRUST SALE AND SERVICING AGREEMENT

                                      AMONG

                      GENERAL MOTORS ACCEPTANCE CORPORATION

                                    SERVICER

                         CAPITAL AUTO RECEIVABLES, INC.

                                     SELLER

                                       AND

                   CAPITAL AUTO RECEIVABLES ASSET TRUST 2003-3

                                     ISSUER

                           DATED AS OF AUGUST 14, 2003

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                                TABLE OF CONTENTS

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ARTICLE I CERTAIN DEFINITIONS.....................................................................................      1

   Section 1.01      Definitions..................................................................................      1

ARTICLE II CONVEYANCE OF RECEIVABLES; ISSUANCE OF SECURITIES......................................................      1

   Section 2.01      Conveyance of Receivables....................................................................      1
   Section 2.02      Custody of Receivable Files..................................................................      3
   Section 2.03      Acceptance by Issuer.........................................................................      4
   Section 2.04      Representations and Warranties as to the Receivables.........................................      4
   Section 2.05      Repurchase of Receivables Upon Breach of Warranty............................................      4
   Section 2.06      Realization Upon Liquidating Receivables.....................................................      5
   Section 2.07      Conditions to Sales of Additional Receivables................................................      5

ARTICLE III THE SELLER............................................................................................      7

   Section 3.01      Representations of Seller....................................................................      7
   Section 3.02      Liability of Seller..........................................................................      9
   Section 3.03      Merger or Consolidation of, or Assumption of the Obligations of Seller; Amendment of
                     Certificate of Incorporation.................................................................      9
   Section 3.04      Limitation on Liability of Seller and Others.................................................      9
   Section 3.05      Seller May Own Notes or Certificates.........................................................     10

ARTICLE IV SERVICER'S COVENANTS; DISTRIBUTIONS; RESERVE ACCOUNT; STATEMENTS TO NOTEHOLDERS
AND CERTIFICATEHOLDERS ...........................................................................................     10

   Section 4.01      Annual Statement as to Compliance; Notice of Servicer Default................................     10
   Section 4.02      Annual Independent Accountants' Report.......................................................     10
   Section 4.03      Access to Certain Documentation and Information Regarding the Receivables....................     11
   Section 4.04      Amendments to Schedule of Receivables........................................................     11
   Section 4.05      Assignment of Administrative Receivables and Warranty Receivables............................     12
   Section 4.06      Distributions................................................................................     12
   Section 4.07      Reserve Account..............................................................................     15
   Section 4.08      Net Deposits.................................................................................     16
   Section 4.09      Statements to Securityholders................................................................     17

ARTICLE V CERTIFICATEHOLDER AND NOTEHOLDER STATEMENTS AND ACCOUNTS; COLLECTIONS, DEPOSITS AND INVESTMENTS;
ADVANCES..........................................................................................................     18

   Section 5.01      Establishment of Accounts....................................................................     18
   Section 5.02      Collections..................................................................................     22
   Section 5.03      Investment Earnings and Supplemental Servicing Fees..........................................     23
   Section 5.04      Monthly Advances.............................................................................     23
   Section 5.05      Additional Deposits..........................................................................     24

ARTICLE VI LIABILITIES OF SERVICER AND OTHERS.....................................................................     24

   Section 6.01      Liability of Servicer; Indemnities...........................................................     24
   Section 6.02      Merger or Consolidation of, or Assumption of the Obligations of the Servicer.................     25
   Section 6.03      Limitation on Liability of Servicer and Others...............................................     26
   Section 6.04      Delegation of Duties.........................................................................     27
   Section 6.05      Servicer Not to Resign.......................................................................     27

ARTICLE VII DEFAULT...............................................................................................     27

   Section 7.01      Servicer Defaults............................................................................     27
   Section 7.02      Consequences of a Servicer Default...........................................................     28
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   Section 7.03      Indenture Trustee to Act; Appointment of Successor...........................................     29
   Section 7.04      Notification to Noteholders and Certificateholders...........................................     29
   Section 7.05      Waiver of Past Defaults......................................................................     29
   Section 7.06      Repayment of Advances........................................................................     30

ARTICLE VIII TERMINATION..........................................................................................     30

   Section 8.01      Optional Purchase of All Receivables; Insolvency of Seller; Termination of Trust.............     30

ARTICLE IX MISCELLANEOUS PROVISIONS...............................................................................     32

   Section 9.01      Amendment....................................................................................     32
   Section 9.02      Protection of Title to Trust.................................................................     33
   Section 9.03      Notices......................................................................................     35
   Section 9.04      GOVERNING LAW................................................................................     35
   Section 9.05      Severability of Provisions...................................................................     35
   Section 9.06      Assignment...................................................................................     36
   Section 9.07      Third-Party Beneficiaries....................................................................     36
   Section 9.08      Separate Counterparts........................................................................     36
   Section 9.09      Headings and Cross-References................................................................     36
   Section 9.10      Assignment to Indenture Trustee..............................................................     36
   Section 9.11      No Petition Covenants........................................................................     36
   Section 9.12      Limitation of Liability of Indenture Trustee and Owner Trustee...............................     36
   Section 9.13      Tax Treatment................................................................................     37
   Section 9.14      Furnishing Documents.........................................................................     37
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EXHIBIT A         Schedule of Receivables

EXHIBIT B         Form of Second Step Initial Receivables Assignment

EXHIBIT C         Form of Second Step Additional Receivables Assignment

EXHIBIT D         Form of Officer's Certificate

APPENDIX A        Definitions and Rules of Construction

APPENDIX B        Notices Addresses and Procedures

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         THIS TRUST SALE AND SERVICING AGREEMENT is made as of August 14, 2003 by and among General Motors Acceptance Corporation, a Delaware corporation and in its capacity as Servicer under the Pooling and Servicing Agreement described below (the "Servicer"), Capital Auto Receivables, Inc., a Delaware corporation (the "Seller"), and Capital Auto Receivables Asset Trust 2003-3, a Delaware statutory trust (the "Issuer").

         WHEREAS, on the Initial Closing Date GMAC has sold the Initial Receivables, and from time to time thereafter on each Additional Closing Date will sell Additional Receivables, to the Seller;

         WHEREAS, GMAC, as Servicer, has agreed to service the Receivables pursuant to the Pooling and Servicing Agreement;

         WHEREAS, the Seller desires to sell the Initial Receivables to the Issuer on the Initial Closing Date and the Additional Receivables on each Additional Closing Date relating to the Revolving Period in exchange for the Notes and Certificates pursuant to the terms of this Agreement;

         WHEREAS, the Servicer desires to perform the servicing obligations set forth herein for and in consideration of the fees and other benefits set forth in this Agreement and in the Pooling and Servicing Agreement; and

         WHEREAS, Seller and the Issuer wish to set forth the terms pursuant to which the Receivables are to be sold by the Seller to the Issuer and serviced by the Servicer.

         NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

         Section 1.01 Definitions. Certain capitalized terms used in the above recitals and in this Agreement are defined in and shall have the respective meanings assigned to them in Part I of Appendix A to this Agreement. All references herein to "the Agreement" or "this Agreement" are to this Trust Sale and Servicing Agreement as it may be amended, supplemented or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in such Appendix A, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

                                   ARTICLE II
                CONVEYANCE OF RECEIVABLES; ISSUANCE OF SECURITIES

         Section 2.01      Conveyance of Receivables.

                  (a) Initial Receivables. In consideration of the Issuer's delivery of the Notes and the Certificates to, or upon the order of, the Seller, the Seller does hereby enter into this

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Agreement and the related Second Step Initial Receivables Assignment in the form attached as Exhibit B to this Agreement (the "Second Step Initial Receivables Assignment") and agrees to fulfill all of its obligations hereunder and thereunder and to sell, transfer, assign and otherwise convey to the Issuer, without recourse:

                           (i)      all right, title and interest of the Seller
in, to and under the Initial Receivables listed on the Schedule of Initial Receivables and (a) in the case of Initial Receivables that are Scheduled Interest Receivables, all monies due thereunder on and after the Initial Cutoff Date and (b) in the case of Initial Receivables that are Simple Interest Receivables, all monies received thereon on and after the Initial Cutoff Date, in each case exclusive of any amounts allocable to the premium for physical damage insurance force-placed by the Servicer covering any related Financed Vehicle;

                           (ii)     the interest of the Seller in the security
interests in the Financed Vehicles granted by Obligors pursuant to the Initial Receivables and, to the extent permitted by law, any accessions thereto;

                           (iii)    the interest of the Seller in any proceeds
from claims on any physical damage, credit life, credit disability or other insurance policies covering related Financed Vehicles or Obligors;

                           (iv)     the interest of the Seller in any proceeds
from recourse against Dealers on the Initial Receivables;

                           (v)      all right, title and interest of the Seller
in, to and under the Pooling and Servicing Agreement, First Step Receivables Assignments, and the Custodian Agreement, including the right of the Seller to cause GMAC to repurchase Receivables under certain circumstances;

                           (vi)     the right to purchase Additional Receivables
during the Revolving Period at a price equal to the Additional Receivables Discounted Principal Balance of such Additional Receivables; and

                           (vii)    the interest of the Seller in any proceeds
of the property described in clauses (i) and (ii) above.

                  (b) Additional Receivables. Subject to the satisfaction of the conditions set forth in Section 2.07, in consideration of the Issuer's delivery on or prior to any Additional Closing Date to the Seller of an amount equal to the Additional Receivables Discounted Principal Balance for such date, on each Additional Closing Date the Seller shall, pursuant to this Agreement and the related Second Step Additional Receivables Assignment in the form attached as Exhibit C to this Agreement (the "Second Step Additional Receivables Assignment" and together with the Second Step Initial Receivables Assignment, the "Second Step Receivables Assignments"), sell, transfer, assign and otherwise convey to the Issuer, without recourse:

                           (i)      all right, title and interest of the Seller
in, to and under the Additional Receivables listed on the Schedule of Additional Receivables delivered on or prior to the related Additional Closing Date and (a) in the case of Additional Receivables that are

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Scheduled Interest Receivables, all monies due thereunder on and after the related Additional Cutoff Date and (b) in the case of Additional Receivables that are Simple Interest Receivables, all monies received thereon on and after the related Additional Cutoff Date, in each case exclusive of any amounts allocable to the premium for physical damage insurance force-placed by the Servicer covering any related Financed Vehicle;

                           (ii)     the interest of the Seller in the security
interests in the Financed Vehicles granted by Obligors pursuant to the Additional Receivables and, to the extent permitted by law, any accessions thereto;

                           (iii)    the interest of the Seller in any proceeds
from claims on any physical damage, credit life, credit disability or other insurance policies covering related Financed Vehicles or Obligors;

                           (iv)     the interest of the Seller in any proceeds
from recourse against Dealers on Additional Receivables;

                           (v)      all right, title and interest of the Seller
in, to and under the related First Step Additional Receivables Assignment; and

                           (vi)     the interest of the Seller in any proceeds
of the property described in clauses (i), (ii) and (iii) above.

                  (c) It is the intention of the Seller and the Issuer that the transfers and assignments contemplated by this Agreement and the related Second Step Receivables Assignments shall constitute sales of the Receivables from the Seller to the Issuer for the purpose of applicable bankruptcy, insolvency, reorganization and other similar laws, so that the beneficial interest in and title to the Receivables shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

                  (d) The foregoing sales do not constitute and are not intended to result in any assumption by the Issuer of any obligation of the Seller to the Obligors, Dealers, insurers or any other Person in connection with the Receivables, any Dealer Agreements, any insurance policies or any agreement or instrument relating to any of them.

                  (e) Within two Business Days after the Initial Closing Date, with respect to the Initial Receivables, and within two Business Days after each related Additional Closing Date, with respect to the Additional Receivables, GMAC shall cause to be deposited into the Collection Account the collections on the Receivables described in Section 5.07 of the Pooling and Servicing Agreement; provided, that so long as the Monthly Remittance Conditions are satisfied, such collections need not be deposited until the Distribution Date immediately following the Initial Closing Date or Additional Closing Date, as applicable.

         Section 2.02 Custody of Receivable Files. In connection with the sale, transfer and assignment of the Receivables to the Issuer pursuant to this Agreement and the related Second Step Receivables Assignments, GMAC, as Custodian under the Custodian Agreement, agrees to act as Custodian thereunder for the benefit of the Issuer. The Issuer hereby accepts and agrees to

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the terms and provisions of the Custodian Agreement and designates GMAC as custodian with respect to the Receivables Files.

         Section 2.03 Acceptance by Issuer. The Issuer does hereby accept all consideration conveyed by the Seller pursuant to Section 2.01(a) and will accept all consideration to be conveyed pursuant to Section 2.01(b), and declares that the Issuer shall hold such consideration upon the trust set forth in the Trust Agreement for the benefit of Certificateholders, subject to the terms and conditions of the Indenture, this Agreement and the related Second Step Receivables Assignments and the rights of the Noteholders with respect thereto. The Issuer hereby agrees to and accepts the appointment and authorization of GMAC as Servicer under Section 3.01 of the Pooling and Servicing Agreement. The parties agree that this Agreement, the Second Step Receivables Assignments, the Indenture, the Trust Agreement, the Notes and the Certificates constitute the Further Transfer and Servicing Agreements for purposes of the Pooling and Servicing Agreement and that the rights, duties and obligations of GMAC as Servicer under the Pooling and Servicing Agreement are subject to the provisions of Sections 6.02, 6.04, 6.05, 9.01 and Article VII hereof.

         Section 2.04 Representations and Warranties as to the Receivables. Pursuant to Section 2.01(e), the Seller assigns to the Issuer all of its right, title and interest in, to and under the Pooling and Servicing Agreement. Such assigned right, title and interest includes the representations and warranties of GMAC made to the Seller pursuant to Section 4.01 of the Pooling and Servicing Agreement. The Seller hereby represents and warrants to the Issuer that the Seller has taken no action which would cause such representations and warranties of GMAC to be false in any material respect as of the Initial Closing Date, with respect to the Initial Receivables, and as of the related Additional Closing Date, with respect to the Additional Receivables. The Seller further acknowledges that the Issuer relies on the representations and warranties of the Seller under this Agreement and of GMAC under the Pooling and Servicing Agreement in accepting the Receivables in trust and executing and delivering the Notes and the Certificates. The foregoing representation and warranty speaks as of the Initial Closing Date with respect to the Initial Receivables, and as of the related Additional Closing Date, with respect to the Additional Receivables, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         Section 2.05 Repurchase of Receivables Upon Breach of Warranty. Upon discovery by the Seller, the Servicer, the Owner Trustee or the Indenture Trustee of a breach of any of the representations and warranties in Section 4.01 of the Pooling and Servicing Agreement or in Section 2.04 or Section 3.01 of this Agreement that materially and adversely affects the interests of the Noteholders or the Certificateholders in any Receivable, the party discovering such breach shall give prompt written notice thereof to the others. As of the last day of the second Monthly Period following its discovery or its receipt of notice of breach (or, at the Seller's election, the last day of the first Monthly Period following such discovery), unless such breach shall have been cured in all material respects, in the event of a breach of the representations and warranties made by the Seller in Section 2.04 or Section 3.01, the Seller shall repurchase, or in the event of a breach of a representation and warranty under Section 4.01 of the Pooling and Servicing Agreement, the Seller and the Servicer shall use reasonable efforts to enforce the obligation of GMAC under
Section 5.04 of the Pooling and Servicing Agreement to repurchase such

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Receivable from the Issuer on the related Distribution Date. The repurchase price to be paid by the breaching party (the "Warranty Purchaser") shall be an amount equal to the Warranty Payment calculated as of the last day of the related Monthly Period. Upon repurchase and payment of such Warranty Payment, the Warranty Purchaser shall be entitled to receive the Released Warranty Amount, if any. It is understood and agreed that the obligation of the Warranty Purchaser to repurchase any Receivable as to which a breach has occurred and is continuing, and the obligation of the Seller and the Servicer to enforce GMAC's obligation to repurchase such Receivables pursuant to the Pooling and Servicing Agreement shall, if such obligations are fulfilled, constitute the sole remedy against the Seller, the Servicer or GMAC for such breach available to the Issuer, the Financial Parties, the Owner Trustee or the Indenture Trustee. The Servicer also acknowledges its obligations to repurchase Administrative Receivables from the Issuer pursuant to Section 3.08 of the Pooling and Servicing Agreement.

         Section 2.06 Realization Upon Liquidating Receivables. The Servicer shall use all reasonable efforts, consistent with its customary servicing procedures, to repossess or take other similar action with respect to any Financed Vehicle that it has reasonably determined should be repossessed or otherwise converted following a default under the Receivable secured by the Financed Vehicle. The Servicer is authorized to follow such practices, policies and procedures as it customarily follows with respect to comparable automotive receivables that it services for itself or others, which practices, policies and procedures may include reasonable efforts to realize upon any recourse to Dealers, selling the related Financed Vehicle at public or private sale and the taking of other actions by the Servicer in order to realize upon such a Receivable. The Servicer is hereby authorized to exercise its discretion consistent with its customary servicing procedures and the terms of the Basic Documents, in servicing Liquidating Receivables so as to maximize the net collection of those Liquidating Receivables, including the discretion to choose to sell or not to sell any of the Liquidating Receivables on behalf of the Issuer. The Servicer shall not be liable for any such exercise of its discretion made in good faith and in accordance with such servicing procedures. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion and in accordance with such servicing procedures that such repair and/or repossession shall increase the proceeds of liquidation of the related Receivable by an amount greater than the amount of such expenses. The Servicer shall be entitled to receive Liquidation Expenses with respect to each Liquidating Receivable at such time as the Receivable becomes a Liquidating Receivable.

         Section 2.07 Conditions to Sales of Additional Receivables The Seller shall sell, transfer, assign and otherwise convey to the Trust on each Additional Closing Date the Additional Receivables and the other property and rights related thereto described in Section 2.01(b) only upon the satisfaction of each of the following conditions on or prior to such Additional Closing Date:

                  (a) the Seller shall have delivered to each of the Owner Trustee and the Indenture Trustee a duly executed Second Step Additional Receivables Assignment, which shall include the Schedule of Additional Receivables;

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                  (b)      as of such Additional Closing Date: (i) the Seller
shall not be insolvent and shall not become insolvent as a result of the transfer of Additional Receivables on such Additional Closing Date, (ii) the Seller shall not intend to incur or believe that it would incur debts that would be beyond the Seller's ability to pay as such debts matured, (iii) such transfer shall not be made by the Seller with actual intent to hinder, delay or defraud any Person and (iv) the assets of the Seller shall not constitute unreasonably small capital to carry out its business as conducted;

                  (c) each Additional Receivable (i) is secured by a Financed Vehicle, was originated in the United States by a GMAC or one of its subsidiaries or a Dealer for the retail sale of a Financed Vehicle in the ordinary course of business, was fully and properly executed by the parties thereto, if not originated by GMAC, was purchased by GMAC from one of its subsidiaries under the or from such Dealer under an existing Dealer Agreement, and was validly assigned by such subsidiary or such Dealer to GMAC in accordance with its terms, (ii) will have created a valid, binding and enforceable first priority security interest in favor of GMAC in the Financed Vehicle, which security interest is assignable by GMAC to CARI, (iii) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral of the benefits of the security, (iv) is a Scheduled Interest Receivable or a Simple Interest Receivable, (v) provides for level monthly payments (provided that the payment in the first month and the final month of the life of the Additional Receivable may be different from the level payment) that shall amortize the Amount Financed by maturity and shall yield interest at the Annual Percentage Rate, (vi) has an original term of not less than six and not greater than 72 months and a remaining term of not less than six months, (vii) has been acquired by GMAC under one of its special incentive rate financing programs designed to encourage purchases of new vehicles manufactured by General Motors Corporation, (viii) has a final scheduled payment due no later than 6 months prior to the Final Scheduled Distribution Date of the Certificates and (ix) as of the related Additional Cutoff Date, was not considered past due, that is, the payments due on that Additional Receivable in excess of $25.00 have been received within 30 days of the scheduled payment date, nor charged off by GMAC;

                  (d)      the Revolving Period shall be in effect;

                  (e) each of the representations and warranties made by the Seller pursuant to Section 3.01 of this Agreement and by GMAC pursuant to Sections 4.01 and 4.02 of the Pooling and Servicing Agreement, with respect to the Seller, GMAC and the Additional Receivables, as applicable, shall be true and correct as of the date as of which such representations and warranties are made;

                  (f) the Seller shall, at its own expense, on or prior to the Additional Closing Date, indicate in its computer files that the Additional Receivables have been sold to the Issuer pursuant to this Agreement and the related Second Step Additional Receivables Assignment and deliver to the Owner Trustee the related Schedule of Additional Receivables certified by an officer of the Seller to be true, correct and complete;

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                  (g)      the Seller shall have taken any action required to
maintain the first perfected ownership interest of the Issuer in the Trust Property and the first priority perfected security interest of the Indenture Trustee in the Collateral;

                  (h) no selection procedures believed by the Seller to be adverse to the interests of the Issuer, the Noteholders or the Certificateholders shall have been utilized in selecting the Additional Receivables;

                  (i) the addition of the Additional Receivables will not result in any material adverse tax consequences to the Issuer, the Noteholders or the Certificateholders;

                  (j) the Seller shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate confirming the satisfaction of each condition specified in this Section 2.07 substantially in the form attached hereto as Exhibit D; and

                  (k) all the conditions to the transfer of the Additional Receivables by GMAC to the Seller specified in Section 6.01 of the Pooling and Servicing Agreement shall be satisfied.

                                  ARTICLE III
                                   THE SELLER

         Section 3.01 Representations of Seller. The Seller makes the following representations on which the Issuer is relying in acquiring the Receivables and issuing the Notes and the Certificates. The following representations in clause (a) speak as of the Initial Closing Date and each Additional Closing Date. The representations in clause (b) speak as of the Initial Closing Date, with respect to the Initial Receivables, and as of the related Additional Closing Date, with respect to the Additional Receivables, but in either case, such representations shall survive the sale, transfer and assignment of the Receivables to the Issuer.

                  (a)      Representations and Warranties as to the Seller.

                           (i)      Organization and Good Standing. The Seller
has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own the Receivables;

                           (ii)     Due Qualification. The Seller is duly
qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification;

                           (iii)    Power and Authority. The Seller has the
power and authority to execute and deliver the Basic Documents to which it is a party and to carry out their terms, the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer as part of the Trust and has duly authorized such sale and assignment to

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the Issuer by all necessary corporate action; and the execution, delivery and performance of the Basic Documents to which it is a party have been duly authorized by the Seller by all necessary corporate action;

                           (iv)     Valid Sale; Binding Obligations. This
Agreement and the Second Step Receivables Assignments, when duly executed and delivered, shall constitute a valid sale, transfer and assignment of the Receivables, enforceable against creditors of and purchasers from the Seller; and the Basic Documents to which the Seller is a party, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                           (v)      No Violation. The consummation of the
transactions contemplated by the Basic Documents to which the Seller is a party and the fulfillment of the terms of the Basic Documents to which the Seller is a party shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument, other than this Agreement and the Second Step Receivables Assignments, or violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties; and

                           (vi)     No Proceedings. To the Seller's knowledge,
there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of any Basic Document, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by any Basic Document, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability, of any Basic Document, or (iv) seeking to adversely affect the federal income tax attributes of the Notes or the Certificates.

                  (b)      Representations and Warranties as to the Receivables.

                           (i)      Good Title. No Receivable has been sold,
transferred, assigned or pledged by the Seller to any Person other than the Issuer; immediately prior to the conveyance of the Receivables pursuant to this Agreement and the Second Step Receivables Assignments, the Seller had good and marketable title thereto, free of any Lien; and, upon execution and delivery of this Agreement and the Second Step Receivables Assignments by the Seller, the Issuer shall have all of the right, title and interest of the Seller in, to and under the Receivables, the unpaid indebtedness evidenced thereby and the collateral security therefor, free of any Lien.

                           (ii)     All Filings Made. All filings (including,
without limitation, UCC filings) necessary in any jurisdiction to give the Issuer a first priority perfected ownership interest in the Receivables shall have been made.

         Section 3.02 Liability of Seller. The Seller shall be liable in accordance with this Agreement and the Second Step Receivables Assignments only to the extent of the obligations in this Agreement and the Second Step Receivables Assignments specifically undertaken by the Seller.

         Section 3.03 Merger or Consolidation of, or Assumption of the Obligations of Seller; Amendment of Certificate of Incorporation.

                  (a) Any corporation or other entity (i) into which the Seller may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Seller shall be a party, (iii) succeeding to the business of the Seller, or (iv) more than 50% of the voting stock (or, if not a corporation, other voting interests) of which is owned directly or indirectly by General Motors, which corporation in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement and the other Basic Documents to which it is a party, shall be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Seller shall provide 10 days prior notice of any merger, consolidation or succession pursuant to this Section 3.03 to the Rating Agencies.

                  (b) The Seller hereby agrees that during the term of this Agreement it shall not (i) take any action prohibited by Article Fourth of its certificate of incorporation, (ii) without the prior written consent of the Indenture Trustee and the Owner Trustee and without giving prior written notice to the Rating Agencies, amend Article Third or Fourth of its certificate of incorporation or (iii) incur any indebtedness, or assume or guaranty indebtedness of any other entity, other than pursuant to the Revolving Note and the Intercompany Advance Agreement (without giving effect to any amendment to such Note or Agreement after the date hereof, unless the Rating Agency Condition was satisfied in connection therewith), if such action would result in a downgrading of the then current rating of any class of the Notes.

         Section 3.04 Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement and the Second Step Receivables Assignments. The Seller and any director or officer or employee or agent of the Seller shall be reimbursed by the Indenture Trustee or Owner Trustee, as applicable, for any contractual damages, liability or expense incurred by reason of such trustee's willful misfeasance, bad faith or gross negligence (except errors in judgment) in the performance of its duties under this Agreement, the Second Step Receivables Assignments, the Indenture or the Trust Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement, the Second Step Receivables Assignments, the Indenture or the Trust Agreement. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations as Seller of the Receivables under this Agreement and the Second Step Receivables Assignments and that in its opinion may involve it in any expense or liability.

         Section 3.05 Seller May Own Notes or Certificates. Each of the Seller and any Person controlling, controlled by or under common control with the Seller may in its individual or any other capacity become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Seller or an affiliate thereof, except as otherwise specifically provided herein. Except as otherwise provided herein, Notes or Certificates so owned by or pledged to the Seller or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of such Notes or Certificates, respectively.

                                   ARTICLE IV
              SERVICER'S COVENANTS; DISTRIBUTIONS; RESERVE ACCOUNT;
                STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS

         Section 4.01 Annual Statement as to Compliance; Notice of Servicer Default.

                  (a) The Servicer shall deliver to the Indenture Trustee and the Owner Trustee, on or before August 15 of each year, beginning August 15, 2004, an officer's certificate signed by the President or any Vice President of the Servicer, dated as of June 30 of such year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or, with respect to the first such certificate, such period as shall have elapsed from the Closing Date to the date of such certificate) and of its performance under this Agreement and under the Pooling and Servicing Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under such agreements throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Noteholder or Certificateholder by a request in writing to the Issuer addressed to the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, as applicable.

                  (b) The Servicer shall deliver to the Indenture Trustee, the Owner Trustee and to the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an officer's certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section
7.01. The Seller shall deliver to the Indenture Trustee, the Owner Trustee, the Servicer and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an officer's certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under clause (b) of
Section 7.01.

                  (c) The Administrator shall prepare, and cause the Servicer to execute and deliver all certificates or other documents required to be delivered by the Issuer pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated pursuant thereto.

         Section 4.02      Annual Independent Accountants' Report.

                  (a) The Servicer shall cause a firm of independent accountants, who may also render other services to the Servicer or the Seller, to deliver to the Issuer, and the Rating

Agencies, on or before August 15 of each year, beginning August 15, 2004 with respect to the twelve months ended on the immediately preceding June 30 (or, with respect to the first such report, such period as shall have elapsed from the Closing Date to the date of such certificate), a report (the "Accountants' Report") addressed and delivered to the Board of Directors of the Servicer and to the Indenture Trustee and the Owner Trustee, to the effect that such firm has audited the financial statements of the Servicer and issued its report thereon and that such audit (i) was made in accordance with generally accepted auditing standards, (ii) included tests relating to automotive loans serviced for others in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers (the "Program"), to the extent the procedures in the Program are applicable to the servicing obligations set forth in this Agreement and the Pooling and Servicing Agreement, and (iii) except as described in the report, disclosed no exceptions or errors in the records relating to automobile and light truck loans serviced for others that, in the firm's opinion, paragraph four of the Program requires such firm to report. In the event that such firm requires the Owner Trustee to agree to the procedures performed by such firm, the Servicer shall direct the Owner Trustee in writing to so agree; it being understood and agreed that the Owner Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer and the Owner Trustee makes no independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

                  (b) The Accountants' Report shall also indicate that the firm is independent of the Seller and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                  (c) A copy of the Accountants' Report may be obtained by any Noteholder or Certificateholder by a request in writing to the Issuer addressed to the Corporate Trust Office of the Indenture Trustee or the Owner Trustee.

         Section 4.03 Access to Certain Documentation and Information Regarding the Receivables. The Servicer shall provide to the Indenture Trustee and the Owner Trustee reasonable access to the documentation regarding the Receivables. The Servicer shall provide such access to any Noteholder or Certificateholder only in such cases where a Noteholder or a Certificateholder is required by applicable statutes or regulations to review such documentation. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours at offices of the Servicer designated by the Servicer. Nothing in this Section 4.03 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding Obligors, and the failure of the Servicer to provide access as provided in this Section 4.03 as a result of such obligation shall not constitute a breach of this Section 4.03.

         Section 4.04 Amendments to Schedule of Receivables. If the Servicer, during a Monthly Period, assigns to a Receivable an account number that differs from the account number previously identifying such Receivable on the Schedule of Initial Receivables or any Schedule of Additional Receivables, the Servicer shall deliver to the Seller, the Indenture Trustee and the Owner Trustee on or before the Distribution Date related to such Monthly Period an amendment to the Schedule of Initial Receivables or Schedule of Additional Receivables, as applicable, to report the newly assigned account number. Each such amendment shall list all new account numbers assigned to the Receivables during such Monthly Period and shall show by cross reference the prior account numbers identifying such Receivables on the Schedule of Initial Receivables or Schedule of Additional Receivables, as applicable.

         Section 4.05 Assignment of Administrative Receivables and Warranty Receivables. Upon receipt of the Administrative Purchase Payment or the Warranty Payment with respect to an Administrative Receivable or a Warranty Receivable, respectively, each of the Indenture Trustee and the Owner Trustee shall assign, without recourse, representation or warranty, to the Servicer or the Warranty Purchaser, as applicable, all of such Person's right, title and interest in, to and under such Administrative Receivable or Warranty Receivable, all monies due thereon, the security interests in the related Financed Vehicle, proceeds from any Insurance Policies, proceeds from recourse against a Dealer on such Receivable and the interests of such Person or the Trust, as applicable, in certain rebates of premiums and other amounts relating to the Insurance Policies and any document relating thereto, such assignment being an assignment outright and not for security; and the Servicer or the Warranty Purchaser, as applicable, shall thereupon own such Receivable, and all such security and documents, free of any further obligations to the Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholders with respect thereto. If in any Proceeding it is held that the Servicer may not enforce a Receivable on the ground that it is not a real party in interest or a holder entitled to enforce the Receivable, the Indenture Trustee or the Owner Trustee, as applicable, shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Receivable, including bringing suit in the name of such Person or the names of the Noteholders or the Certificateholders.

         Section 4.06      Distributions.

                  (a) On or before each Determination Date, the Servicer shall calculate the Total Available Amount, the Available Interest, the Available Principal, if any, the Total Servicing Fee, the Aggregate Noteholders' Interest Distributable Amount, the Principal Distributable Amount, the Aggregate Noteholders' Principal Distributable Amount (during the Amortization Period only), the Certificateholders' Interest Distributable Amount, the Certificateholders' Principal Distributable Amount, the Specified Reserve Account Balance, the net amount, if any, payable by the Trust under any Interest Rate Swaps, the amount, if any, of any payments due in respect of an Early Termination Date payable by the Trust under any Interest Rate Swap and during the Revolving Period, the Accumulation Amount, and all other amounts required to determine the amounts, if any, to be deposited in or paid from each of the Collection Account, the Note Distribution Account, the Certificate Distribution Account, the Reserve Account, the Payment Ahead Servicing Account, if applicable, and during the Revolving Period, the Accumulation Account, on or before the related Distribution Date (or, in the case of payments due under any Interest Rate Swaps, if any, on the Business Day preceding the Distribution
Date).

                  (b) On or before each Determination Date related to the Revolving Period, the Servicer shall calculate the Reinvestment Amount, the Accumulation Amount, the Additional Receivables Discounted Principal Balance and the amount on deposit in the Accumulation Account (less the amount of the Additional Receivables Discounted Principal Balance for such

Distribution Date) as a percentage of the Initial Aggregate Discounted Principal Balance of the Receivables.

                  (c) On or before each Distribution Date, the Indenture Trustee shall cause collections made during the related Monthly Period which constitute Payments Ahead to be transferred from the Collection Account to the Servicer, or to the Payment Ahead Servicing Account, if required pursuant to
Section 5.01(e).

                           (i)      On or before each Distribution Date (or,
with respect to funds necessary to make payments due, if any, under any Interest Rate Swaps for the related Monthly Period, on the Business Day preceding the Distribution Date), the Indenture Trustee shall transfer from the Payment Ahead Servicing Account (or, if the Servicer is not required to make deposits to the Payment Ahead Servicing Account on a daily basis pursuant to Section 5.01(e), the Servicer shall deposit) to the Collection Account the aggregate Applied Payments Ahead and, as applicable, Applied Payments Ahead necessary to make payments under any Interest Rate Swaps pursuant to Section 4.06(d)(ii).

                           (ii)     On or before each Distribution Date, the
Indenture Trustee shall transfer from the Collection Account to the Servicer, in immediately available funds, reimbursement of Outstanding Monthly Advances pursuant to Section 5.04, payment of Excess Simple Interest Collections, if any, pursuant to Section 3.11(b) of the Pooling and Servicing Agreement, and payments of Liquidation Expenses (and any unpaid Liquidation Expenses from prior periods) with respect to Receivables which became Liquidating Receivables during the related Monthly Period pursuant to Section 3.04 of the Pooling and Servicing Agreement.

                           (iii)    On or before each Distribution Date (or,
with respect to funds necessary to make payments due, if any, under any Interest Rate Swaps for the related payment period thereunder, the amount, if any, of any payments due in respect of any Early Termination Date payable by the Trust under any Interest Rate Swap and during the Revolving Period, on the Business Day preceding the Distribution Date), the Indenture Trustee shall withdraw from the Reserve Account and deposit in the Collection Account the lesser of (A) the amount of cash or other immediately available funds on deposit therein and (B) the amount, if any, by which (x) the sum of the Total Servicing Fee, the Aggregate Noteholders' Interest Distributable Amount, the Certificateholders' Interest Distributable Amount, the Aggregate Noteholders' Principal Distributable Amount, the net amount, if any, payable by the Trust under any Interest Rate Swaps, the amount, if any, of any payments due in respect of any Early Termination Date payable by the Trust under any Interest Rate Swap and during the Revolving Period, the Additional Receivables Discounted Principal Balance and the Certificateholders' Principal Distributable Amount for such Distribution Date exceeds (y) the sum of the Available Interest, the Accumulation Amount and Available Principal for such Distribution Date.

                           (iv)     On or before each Distribution Date related
to the Revolving Period and on the first Distribution Date during the Amortization Period, the Indenture Trustee shall transfer all amounts in the Accumulation Account to the Collection Account.

                  (d) Except as otherwise provided in Section 4.06(e), on each Distribution Date (or in the case of payments to the Swap Counterparty pursuant to clause (ii) below, if any, on the

Business Day preceding the Distribution Date) the Indenture Trustee (based on the information contained in the Servicer's Accounting delivered on the related Determination Date pursuant to Section 3.10 of the Pooling and Servicing Agreement) shall make the following distributions from the Collection Account (after the withdrawals, deposits and transfers specified in Section 4.06(c) have been made) in the following order of priority:

                           (i)      first, to the Servicer, to the extent of the
Total Available Amount, the Total Servicing Fee;

                           (ii)     second, to the Swap Counterparty, to the
extent of the Total Available Amount (as such amount has been reduced by the distributions described in clause (i) above), the net amount, if any, due under all Interest Rate Swaps (exclusive of payments due in respect of an Early Termination Date of any Interest Rate Swaps);

                           (iii)    third, to the extent of the Total Available
Amount (as such amount has been reduced by the distributions described in clauses (i) and (ii) above) (a) to the Note Distribution Account in respect of the Aggregate Noteholders' Interest Distributable Amount, and (b) to the Swap Counterparty in respect of any payments due to the Swap Counterparty or to be received from the Swap Counterparty in connection with an Early Termination Date of any Interest Rate Swaps related to the Notes, allocated between the Note Distribution Account and the Swap Counterparty in proportion to the amounts in respect of the Aggregate Noteholders' Interest Distributable Amount and owing to the Swap Counterparty in connection with such Early Termination Date;

                           (iv)     fourth, to the extent of the Total Available
Amount (as such amount has been reduced by the distributions described in clauses (i), (ii) and (iii) above), (a) to the Certificate Distribution Account in respect of the Certificateholders' Interest Distributable Amount, and (b) to the Swap Counterparty in respect of any payments due to the Swap Counterparty or to be received from the Swap Counterparty in connection with an Early Termination Date of any Interest Rate Swaps related to the Certificates, allocated between the Certificate Distribution Account and the Swap Counterparty in proportion to the amounts owing in respect of the Certificateholders' Interest Distributable Amount and to the Swap Counterparty in connection with such Early Termination Date;

                           (v)      fifth, related to the Revolving Period only,
to the Seller, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) through (iv) above), the Additional Receivables Discounted Principal Balance;

                           (vi)     sixth, related to the Revolving Period only,
to the Accumulation Account, to the extent of Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) through
(v) above), the excess of the Reinvestment Amount for such Distribution Date over the Additional Receivables Discounted Principal Balance, if any;

                           (vii)    seventh, related to the Amortization Period
only, to the Note Distribution Account, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) through (vi) above), the Aggregate Noteholders' Principal Distributable Amount;

                           (viii)   eighth, related to the Amortization Period
only, after the Notes have been paid in full, to the Certificate Distribution Account, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) through (vii) above), the Certificateholders' Principal Distributable Amount; and

                           (ix)     ninth, to the Reserve Account, any portion
of the Total Available Amount remaining after the distributions described in clauses (i) through (viii) above.

                  (e) Notwithstanding the foregoing, at any time that the Notes have not been paid in full and the principal balance of the Notes has been declared immediately due and payable following the occurrence of an Event of Default under Sections 5.1(a), 5.1 (b), 5.1(c) 5.1(e), or 5.1(f) of the Indenture, then until such time as the Notes have been paid in full and the Indenture has been discharged or the foregoing Events of Default have been cured or waived as provided in Section 5.2(b) of the Indenture, no amounts shall be deposited in or distributed to the Certificate Distribution Account. Any such amounts otherwise distributable to the Certificate Distribution Account shall be deposited instead into the Note Distribution Account for payment of principal on the Notes, as provided for under the Indenture. Amounts distributable to the Swap Counterparty pursuant to Section 4.06(d)(iv), if any, shall continue to be so distributed.

         Section 4.07      Reserve Account.

                  (a) There shall be established in the name of and maintained with the Indenture Trustee for the benefit of the Noteholders an Eligible Deposit Account known as the Capital Auto Receivables Asset Trust 2003-3 Reserve Account (the "Reserve Account") to include the money and other property deposited and held therein pursuant to this Section 4.07(a), Section 4.07(e) and Section 4.06(c). On the Initial Closing Date, the Seller shall deposit the Reserve Account Initial Deposit in immediately available funds into the Reserve Account. The Reserve Account shall not under any circumstances be deemed to be part of or otherwise included in the Trust.

                  (b) If the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits therein or withdrawals therefrom on such Distribution Date) exceeds the Specified Reserve Account Balance for such Distribution Date, the Servicer shall instruct the Indenture Trustee to distribute an amount equal to any such excess to the Seller; it being understood that no such distribution from the Reserve Account shall be made to the Seller unless the amount so on deposit in the Reserve Account exceeds such Specified Reserve Account Balance.

                  (c) In order to provide for the payment to the Noteholders, the Certificateholders and the Servicer in accordance with Sections 4.06(c) and 4.06(d), to assure availability of the amounts maintained in the Reserve Account for the benefit of the Noteholders, the Certificateholders and the Servicer, and as security for the performance by the Seller of its obligations hereunder, the Seller on behalf of itself and its successors and assigns, hereby pledges to the Indenture Trustee and its successors and assigns, all its rights, title and interest in and to the Reserve Account Property, to have and to hold all such property, rights and privileges unto the Indenture Trustee its successors and assigns, in trust for the uses and purposes, and subject to the terms and provisions, set forth in this Section 4.07. The Indenture Trustee hereby acknowledges such transfer and accepts the trust hereunder and shall hold and distribute the Reserve Account Property in accordance with the terms and provisions of this Agreement and the other Basic Documents.

                  (d) Each of the Seller and Servicer agree to take or cause to be taken such further actions, to execute, deliver and file or cause to be authorized and executed, as applicable, delivered and filed such further documents and instruments (including, without limitation, any UCC financing statements or this Agreement) as may be determined to be necessary, in an Opinion of Counsel to the Seller delivered to the Indenture Trustee, in order to perfect the interests created by this Section 4.07 and otherwise fully to effectuate the purposes, terms and conditions of this Section 4.07. The Seller shall:

                           (i)      promptly authorize and execute, as
applicable, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Indenture Trustee's security interest; and

                           (ii)     make the necessary filings of financing
statements or amendments thereto within thirty days after the occurrence of any of the following: (A) any change in their respective corporate names or any trade names, (B) any change in the location of their respective chief executive offices or principal places of business or any change in their respective jurisdictions of organization, (C) any merger or consolidation or other change in their respective identities or corporate structures and (D) any other change or occurrence that would make any financing statement or amendment thereto seriously misleading within the meaning of the UCC; and shall promptly notify the Indenture Trustee of any such filings.

                  (e) If the Servicer pursuant to Section 5.04 determines on any Determination Date that it is required to make a Monthly Advance and does not do so from its own funds, the Servicer shall instruct the Indenture Trustee to withdraw funds from the Reserve Account and deposit them in the Collection Account to cover any shortfall. Such payment shall be deemed to have been made by the Servicer pursuant to Section 5.04 for purposes of making distributions pursuant to this Agreement, but shall not otherwise satisfy the Servicer's obligation to deliver the amount of the Monthly Advances, and the Servicer shall within two Business Days replace any funds in the Reserve Account so used. The Servicer shall not be entitled to reimbursement for any such deemed Monthly Advances unless and until the Servicer shall have replaced such funds in the Reserve Account.

         Section 4.08 Net Deposits. At any time that (i) GMAC shall be the Servicer, (ii) the Servicer shall be permitted by Section 5.02 to remit collections on a basis other than a daily basis, and (iii) the Servicer shall be permitted by Section 5.01(e) to remit Payments Ahead on a basis other than on a daily basis, the Servicer, the Seller, the Indenture Trustee and the Owner Trustee may make any remittances pursuant to this Article IV net of amounts to be distributed by the applicable recipient to such remitting party. Nonetheless, each such party shall account for all of the above described remittances and distributions as if the amounts were deposited and/or transferred separately.

         Section 4.09      Statements to Securityholders.

                  (a) On each Distribution Date, the Owner Trustee shall (except as otherwise provided in the Trust Agreement) deliver to each Certificateholder, and the Indenture Trustee shall include with each distribution to each Noteholder, a statement (which statement shall also be provided to the Rating Agencies) prepared by the Servicer based on information in the Servicer's Accounting furnished pursuant to Section 3.10 of the Pooling and Servicing Agreement. Each such statement to be delivered to Certificateholders and Noteholders, respectively, shall set forth the following information concerning the Certificates or the Notes, as appropriate, with respect to such Distribution Date or the preceding Monthly Period:

                           (i)      the amount of such distribution allocable to
principal of each class of the Notes and to the Certificate Balance;

                           (ii)     the amount of the distribution, if any,
allocable to interest on or with respect to each class of securities;

                           (iii)    the net amount, if any, of any payments due
under all Interest Rate Swaps (specifying, if applicable, any amounts owing as a result of an Early Termination Date under the Notes or the Certificates);

                           (iv)     the Aggregate Discounted Principal Balance
as of the close of business on the last day of such Monthly Period, the Aggregate Discounted Principal Balance as of the close of business on the last day of the second monthly period preceding such Distribution Date (or, for the first Distribution Date, the Initial Aggregate Discounted Principal Balance) and the Principal Distributable Amount for such Distribution Date;

                           (v)      the Note Principal Balance for each class of
Notes, the Aggregate Note Principal Balance, the Certificate Balance, the Note Pool Factor for each class of Notes and the Certificate Pool Factor, each as of such Distribution Date after giving effect to all payments described under clause (i) above;

                           (vi)     the amount of the Noteholders' Interest
Carryover Shortfall, the Noteholders' Principal Carryover Shortfall, the Certificateholders' Interest Carryover Shortfall, and the Certificateholders' Principal Carryover Shortfall, if any, and the change in each of such amounts from the preceding Distribution Date;

                           (vii)    the aggregate amount in the Payment Ahead
Servicing Account or on deposit with the Servicer as Payments Ahead and the change in such amount from the previous Distribution Date;

                           (viii)   the amount of Outstanding Monthly Advances
on such Distribution Date;

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

                           (ix)     the amount of the Total Servicing Fee paid
to the Servicer with respect to the related Monthly Period;

                           (x)      the amount, if any, distributed to
Noteholders and Certificateholders from amounts on deposit in the Reserve
Account;

                           (xi)     the balance of the Reserve Account on such
Distribution Date (after giving effect to changes therein on such Distribution
Date);

                           (xii)    LIBOR for such Distribution Date and the
interest rate on the Floating Rate Notes;

                           (xiii)   the Additional Receivables Discounted
Principal Balance for such Distribution Date (related to the Revolving Period only);

                           (xiv)    the balance of the Accumulation Account
after giving effect to payments to and distributions from such account on such Distribution Date (related to the Revolving Period only); and

                           (xv) whether the Revolving Period has terminated early as a result of the occurrence of an
Early Amortization Event (related to the Revolving Period only).

Each amount set forth pursuant to clauses (i), (ii), (iv), (vii), and (viii) above shall be expressed as a dollar amount per $1,000 of initial principal amount of the Notes or of the Certificate Balance, as applicable.

                  (b) Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of this Agreement, the Indenture Trustee and the Owner Trustee shall mail, to each Person who at any time during such calendar year shall have been a holder of Notes or Certificates, respectively, and received any payments thereon, a statement containing such information as may be required by the Code and applicable Treasury Regulations to enable such securityholder to prepare its federal income tax returns.

                                    ARTICLE V
            CERTIFICATEHOLDER AND NOTEHOLDER STATEMENTS AND ACCOUNTS;
                COLLECTIONS, DEPOSITS AND INVESTMENTS; ADVANCES

         Section 5.01      Establishment of Accounts.

                  (a)      (i)      The Servicer, for the benefit of the
Financial Parties, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account known as the Capital Auto Receivables Asset Trust 2003-3 Collection Account (the "Collection Account"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Financial Parties.

                           (ii)     The Servicer, for the benefit of the
Noteholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account known as the Capital Auto Receivables Asset Trust 2003-3 Note Distribution Account (the "Note Distribution

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Account"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

                           (iii)    If and as required pursuant to the Trust
Agreement, the Servicer, for the benefit of the Certificateholders, shall establish and maintain in the name of the Issuer an Eligible Deposit Account known as the Capital Auto Receivables Asset Trust 2003-3 Certificate Distribution Account (the "Certificate Distribution Account") bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

                           (iv)     The Servicer, for the benefit of the
Obligors, shall establish and maintain in the name of the Indenture Trustee an account known as the Capital Auto Receivables Asset Trust 2003-3 Payment Ahead Servicing Account (the "Payment Ahead Servicing Account"). The Payment Ahead Servicing Account shall not be property of the Issuer.

                           (v)      The Servicer, for the benefit of the
Noteholders and the Certificateholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account known as the Capital Auto Receivables Asset Trust 2003-3 Accumulation Account (the "Accumulation Account"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

                  (b)      (i)      Each of the Designated Accounts and the
Payment Ahead Servicing Account shall be initially established with the Indenture Trustee and shall be maintained with the Indenture Trustee so long as
(A) the short-term unsecured debt obligations of the Indenture Trustee have the Required Deposit Rating or (B) each of the Designated Accounts are maintained in the corporate trust department of the Indenture Trustee. All amounts held in such accounts (including amounts, if any, which the Servicer is required to remit daily to the Collection Account pursuant to Section 5.02) shall, to the extent permitted by applicable laws, rules and regulations, be invested, at the written direction of the Servicer, by such bank or trust company in Eligible Investments. Such written direction shall constitute certification by the Servicer that any such investment is authorized by this Section 5.01. Funds deposited in the Reserve Account shall be invested in Eligible Investments which mature prior to the next Distribution Date, and then only to the extent, as shall be otherwise permitted by the Rating Agencies. Investments in Eligible Investments shall be made in the name of the Indenture Trustee or its nominee, and such investments shall not be sold or disposed of prior to their maturity; provided, however, that Notes held in the Reserve Account may be sold or disposed of prior to their maturity so long as (x) the Servicer directs the Indenture Trustee to make such sale or disposition, (y) the Indenture Trustee gives reasonable prior notice of such disposition to the Administrator and (z) such Notes are sold at a price equal to or greater than the unpaid principal balance thereof if, following such sale, the amount on deposit in the Reserve Account would be less than the Specified Reserve Account Balance. Should the short-term unsecured debt obligations of the Indenture Trustee (or any other bank or trust company with which the Designated Accounts or Payment Ahead Servicing Account are maintained) no longer have the Required Deposit Rating, then the Servicer shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency shall consent), with the Indenture Trustee's assistance as necessary, cause the Designated Accounts and the Payment Ahead Servicing Account (A) to be moved to a bank or trust company, the short-term unsecured

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

debt obligations of which shall have the Required Deposit Rating, or (B) with respect to the Designated Accounts, to be moved to the corporate trust department of the Indenture Trustee. Investment Earnings on funds deposited in the Designated Accounts and the Payment Ahead Servicing Account shall be payable to the Servicer. The Indenture Trustee or the other Person holding the Designated Accounts as provided in this Section 5.01(b)(i) shall be the "Securities Intermediary." If the Securities Intermediary shall be a Person other than the Indenture Trustee, the Servicer shall obtain the express agreement of such Person to the obligations of the Securities Intermediary set forth in this Section 5.01 and an Opinion of Counsel that such Person can perform such Obligations.

                           (ii)     With respect to the Designated Account
Property, the Indenture Trustee agrees, by its acceptance hereof, that:

                                    (A)      Any Designated Account Property
that is held in deposit accounts shall be held solely in Eligible Deposit Accounts. The Designated Accounts are accounts to which Financial Assets will be credited.

                                    (B)      All securities or other property
underlying any Financial Assets credited to the Designated Accounts shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any of the Designated Accounts be registered in the name of the Issuer, the Servicer or the Seller, payable to the order of the Issuer, the Servicer or the Seller or specially indorsed to the Issuer, the Servicer or the Seller except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank.

                                    (C)      All property delivered to the
Securities Intermediary pursuant to this Agreement will be credited upon receipt of such property to the appropriate Designated Account.

                                    (D)      Each item of property (whether
investments, investment property, Financial Asset, security, instrument or cash) credited to a Designated Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the New York UCC.

                                    (E)      If at any time the Securities
Intermediary shall receive any order from the Indenture Trustee directing transfer or redemption of any Financial Asset relating to the Designated Accounts, the Securities Intermediary shall comply with such order without further consent by the Trust, the Servicer, the Seller or any other Person.

                                    (F)      The Designated Accounts shall be
governed by the laws of the State of New York, regardless of any provision in any other agreement. For purposes of the UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction and the Designated Accounts (as well as the Security Entitlements related thereto) shall be governed by the laws of the State of New York.

                                    (G)      The Securities Intermediary has not
entered into, and until the termination of this Agreement will not enter into, any agreement with any other Person relating to the Designated Accounts and/or any Financial Assets or other property credited

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

thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person and the Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Issuer, the Seller, the Servicer or the Indenture Trustee purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 5.01(b)(ii)(E) hereof.

                                    (H)      Except for the claims and interest
of the Indenture Trustee in the Designated Accounts, the Securities Intermediary has no knowledge of claims to, or interests in, the Designated Accounts or in any Financial Asset credited thereto. If any other Person asserts any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Designated Accounts or in any Financial Asset carried therein, the Securities Intermediary will promptly notify the Indenture Trustee, the Servicer and the Issuer thereof.

                                    (I)      The Securities Intermediary will
promptly send copies of all statements, confirmations and other correspondence concerning the Designated Accounts and/or any Designated Account Property simultaneously to each of the Servicer and the Indenture Trustee, at the addresses set forth in Appendix B to this Agreement.

                                    (J)      The Indenture Trustee shall
maintain each item of Designated Account Property in the particular Designated Account to which such item originated and shall not commingle items from different Designated Accounts.

                           (iii)    The Servicer shall have the power, revocable
by the Indenture Trustee (or by the Owner Trustee with the consent of the Indenture Trustee) to instruct the Indenture Trustee to make withdrawals and payments from the Designated Accounts for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

                           (iv)     The Indenture Trustee shall possess all
right, title and interest in and to all funds on deposit from time to time in the Designated Accounts and in all proceeds thereof (except Investment Earnings). Except as otherwise provided herein or in the Indenture, the Designated Accounts shall be under the exclusive dominion and control of the Indenture Trustee for the benefit of the Securityholders and the Indenture Trustee shall have sole signature power and authority with respect thereto.

                           (v)      The Servicer shall not direct the Indenture
Trustee to make any investment of any funds or to sell any investment held in any of the Designated Accounts unless the security interest granted and perfected in such account shall continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Servicer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

                  (c) Pursuant to the Trust Agreement, the Issuer shall possess all right, title and interest in and to all funds on deposit from time to time in the Certificate Distribution Account

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

and in all proceeds thereof (except Investment Earnings). Except as otherwise provided herein or in the Trust Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders. If, at any time, the Certificate Distribution Account ceases to be an Eligible Deposit Account, the Owner Trustee (or the Seller on behalf of the Owner Trustee, if the Certificate Distribution Account is not then held by the Owner Trustee or an Affiliate thereof) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Certificate Distribution Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Certificate Distribution Account.

                  (d) The Indenture Trustee, the Owner Trustee, the Securities Intermediary and each other Eligible Deposit Institution with whom a Designated Account or the Certificate Distribution Account is maintained waives any right of set-off, counterclaim, security interest or bankers' lien to which it might otherwise be entitled.

                  (e) At any time that each Monthly Remittance Condition is satisfied, then (x) Payments Ahead need not be remitted to and deposited in the Payment Ahead Servicing Account but instead may be remitted to and held by the Servicer and (y) the Servicer shall not be required to segregate or otherwise hold separate any Payments Ahead, but the Servicer shall be required to remit Applied Payments Ahead to the Collection Account in accordance with Section 4.06(b)(ii). The Servicer shall promptly notify the Indenture Trustee if any Monthly Remittance Condition ceases to be satisfied such that the Payments Ahead will not be remitted in accordance with the prior sentence. Commencing with the first day of the first Monthly Period that begins at least two Business Days after the day on which any Monthly Remittance Condition ceases to be satisfied, the Servicer shall deposit in the Payment Ahead Servicing Account the amount of any Payments Ahead then held by it, and thereafter, for so long as a Monthly Remittance Condition continues to be unsatisfied, the Servicer shall deposit any additional Payments Ahead in the Payments Ahead Servicing Account within two Business Days after receipt thereof. Notwithstanding the foregoing, if a Monthly Remittance Condition is unsatisfied the Servicer may utilize, with respect to the Payments Ahead, an alternative remittance schedule (which may include a remittance schedule utilized by the Servicer at a time when the Monthly Remittance Conditions were satisfied), if the Servicer provides to the Indenture Trustee written confirmation from the Rating Agencies that such alternative remittance schedule will not result in the downgrading or withdrawal by the Rating Agencies of the ratings then assigned to either the Notes or the Certificates. Neither the Indenture Trustee nor the Owner Trustee shall be deemed to have knowledge of any Servicer Default unless such trustee has received notice of such event or circumstance from the other trustee, the Seller or the Servicer in an officer's certificate or from Certificateholders whose Certificates evidence not less than 25% of the Voting Interests as of the close of the preceding Distribution Date or from Noteholders whose Notes evidence not less than 25% of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date or unless a Responsible Officer in the Corporate Trust Office of the Indenture Trustee with knowledge hereof and familiarity herewith has actual knowledge of such event or circumstance.

         Section 5.02 Collections. If a Monthly Remittance Condition is not satisfied, commencing with the first day of the first Monthly Period that begins at least two Business Days after the day on which any Monthly Remittance Condition ceases to be satisfied, the Servicer

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

shall remit to the Collection Account all payments by or on behalf of the Obligors (including Payments Ahead in accordance with Section 5.01(e)) on the Receivables and all Liquidation Proceeds within two Business Days after receipt thereof. Notwithstanding the foregoing, if a Monthly Remittance Condition is unsatisfied, the Servicer may utilize an alternative remittance schedule (which may include a remittance schedule utilized by the Servicer at a time when the Monthly Remittance Conditions were satisfied), if the Servicer provides to the Indenture Trustee written confirmation from the Rating Agencies that such alternative remittance schedule will not result in the downgrading or withdrawal by the Rating Agencies of the ratings then assigned to the Notes or the Certificates. At all times when all Monthly Remittance Conditions are satisfied, the Servicer (i) shall not be required to segregate or otherwise hold separate any Payments Ahead remitted to the Servicer and (ii) shall remit collections received during a Monthly Period to the Collection Account in immediately available funds on or before the related Distribution Date (or in the case of amounts payable to the Swap Counterparty pursuant to Section 4.06(c)(ii), if any, on or before the Business Day preceding the Distribution Date).

         Section 5.03 Investment Earnings and Supplemental Servicing Fees. The Servicer shall be entitled to receive all Investment Earnings (with the exception of Investment Earnings on funds in the Accumulation Account) and Supplemental Servicing Fees when and as paid without any obligation to the Owner Trustee, the Indenture Trustee or the Seller in respect thereof. The Servicer will have no obligation to deposit any such amount in any account established hereunder. To the extent that any such amount shall be held in any account held by the Indenture Trustee or the Owner Trustee, or otherwise established hereunder, such amount will be withdrawn therefrom and paid to the Servicer upon presentation of a certificate signed by a Responsible Officer of the Servicer setting forth, in reasonable detail, the amount of such Investment Earnings or Supplemental Servicing Fees.

         Section 5.04      Monthly Advances.

                  (a) Subject to the following sentence, as of the last day of each Monthly Period, with respect to each Scheduled Interest Receivable (other than an Administrative Receivable or a Warranty Receivable), if there is a shortfall in the Scheduled Payment remaining after application of the Deferred Prepayment pursuant to the last sentence of Section 3.11(a) of the Pooling and Servicing Agreement, the Servicer shall advance an amount equal to such shortfall (such amount, a "Scheduled Interest Advance"). The Servicer shall be obligated to make a Scheduled Interest Advance in respect of a Scheduled Interest Receivable only to the extent that the Servicer, in its sole discretion, shall determine that such advance shall be recoverable from subsequent collections or recoveries on any Receivable. The Servicer shall be reimbursed for Outstanding Scheduled Interest Advances with respect to a Receivable from the following sources with respect to such Receivable, in each case as set forth in the Pooling and Servicing Agreement: (i) subsequent payments by or on behalf of the Obligor, (ii) collections of Liquidation Proceeds, and (iii) the Warranty Payment. At such time as the Servicer shall determine that any Outstanding Scheduled Interest Advances with respect to any Scheduled Interest Receivable shall not be recoverable from payments with respect to such Receivable, the Servicer shall be reimbursed from any collections made on other Receivables held by the Issuer.

                  (b) As of the last day of each Monthly Period, the Servicer shall advance an amount equal to the excess, if any, of (i) the amount of interest that would be due during such

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

Monthly Period on all Simple Interest Receivables held by the Issuer (assuming that the payment on each such Receivable was received on its respective due date) over (ii) all payments received during such Monthly Period on all Simple Interest Receivables held by the Issuer to the extent allocable to interest (such excess, a "Simple Interest Advance"). In addition, Liquidation Proceeds with respect to a Simple Interest Receivable allocable to accrued and unpaid interest thereon (but not including interest for the then current Monthly Period) shall be paid to the Servicer but only to the extent of any Outstanding Simple Interest Advances. The Servicer shall not make any advance with respect to principal of any Simple Interest Receivable. Excess Simple Interest Collections shall be paid to the Servicer as provided in Section 3.11(b) of the Pooling and Servicing Agreement.

         Section 5.05 Additional Deposits. The Servicer shall deposit in the Collection Account the aggregate Monthly Advances pursuant to Sections 5.04(a) and (b) and the aggregate amounts to be paid to the Issuer pursuant to
Section 3.03 of the Pooling and Servicing Agreement. The Servicer and the Seller shall deposit in the Collection Account the aggregate Administrative Purchase Payments and Warranty Payments with respect to Administrative Receivables and Warranty Receivables, respectively. All such deposits with respect to a Monthly Period shall be made in immediately available funds on or before the Distribution Date related to such Monthly Period (or, to the extent such funds are necessary to make payments due, if any, under any Interest Rate Swaps for the related Monthly Period, on or before the Business Day preceding the Distribution Date).

                                   ARTICLE VI
                       LIABILITIES OF SERVICER AND OTHERS

         Section 6.01      Liability of Servicer; Indemnities.

                  (a) The Servicer shall be liable in accordance with this Agreement and the Second Step Receivables Assignments only to the extent of the obligations in this Agreement and the Pooling and Servicing Agreement specifically undertaken by the Servicer. Such obligations shall include the following:

                           (i)      The Servicer shall defend, indemnify and
hold harmless the Indenture Trustee, the Owner Trustee, the Issuer, the Noteholders and the Certificateholders from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, ownership or operation by the Servicer or any affiliate thereof of any Financed Vehicle;

                           (ii)     The Servicer shall indemnify, defend and
hold harmless the Indenture Trustee, the Owner Trustee and the Issuer from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale of the Receivables to the Issuer or the issuance and original sale of the Notes and the Certificates, or asserted with respect to ownership of the Receivables, or federal or other income taxes arising out of distributions on the Notes or the Certificates, or any fees or other compensation payable to any such Person) and costs and expenses in defending against the same;

                           (iii)    The Servicer shall indemnify, defend and
hold harmless the Indenture Trustee, the Owner Trustee, the Issuer, the Noteholders and the Certificateholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Indenture Trustee, the Owner Trustee, the Issuer, the Noteholders or the Certificateholders through the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement, the Pooling and Servicing Agreement, the Indenture or the Trust Agreement or any other Basic Document or by reason of reckless disregard of its obligations and duties under this Agreement, the Pooling and Servicing Agreement, the Indenture, the Trust Agreement or any other Basic Document; and

                           (iv)     The Servicer shall indemnify, defend and
hold harmless the Indenture Trustee and the Owner Trustee, and their respective agents and servants, from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with (x) in the case of the Owner Trustee, the Indenture Trustee's performance of its duties under the Indenture or any other Basic Document, (y) in the case of the Indenture Trustee, the Owner Trustee's performance of its duties under the Trust Agreement or (z) the acceptance, administration or performance by, or action or inaction of, the Indenture Trustee or the Owner Trustee, as applicable, of the trusts and duties contained in this Agreement, the Basic Documents, the Indenture (in the case of the Indenture Trustee), including the administration of the Trust Estate, and the Trust Agreement (in case of the Owner Trustee), including the administration of the Owner Trust Estate, except in each case to the extent that such cost, expense, loss, claim, damage or liability: (A) is due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Person indemnified, (B) to the extent otherwise payable to the Indenture Trustee, arises from the Indenture Trustee's breach of any of its representations or warranties in Section 6.13 of the Indenture, (C) to the extent otherwise payable to the Owner Trustee, arises from the Owner Trustee's breach of any of its representations or warranties set forth in Section 6.6 of the Trust Agreement, or (D) shall arise out of or be incurred in connection with the performance by the Indenture Trustee of the duties of successor Servicer hereunder.

                  (b) Indemnification under this Section 6.01 shall include, without limitation, reasonable fees and expenses of external counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this Section 6.01 and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest.

         Section 6.02 Merger or Consolidation of, or Assumption of the Obligations of the Servicer. Any corporation or other entity (a) into which the Servicer may be merged or consolidated, (b) resulting from any merger, conversion or consolidation to which the Servicer shall be a party, (c) succeeding to the business of the Servicer, or (d) more than 50% of the voting stock (or, if not a corporation, other voting interests) of which is owned directly or indirectly by General Motors and which is otherwise servicing the Seller's receivables, which corporation in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer under this Agreement and the Pooling and Servicing Agreement, shall be the successor to the Servicer under this Agreement and the Pooling and Servicing Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement or in the Pooling and Servicing Agreement to the contrary notwithstanding. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section 6.02 to the Rating Agencies.

         Section 6.03      Limitation on Liability of Servicer and Others.

                  (a) Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as specifically provided in this Agreement and in the Pooling and Servicing Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement, the Pooling and Servicing Agreement, the Indenture or the Trust Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement, the Pooling and Servicing Agreement, the Indenture, the Trust Agreement or any other Basic Document. The Servicer and any director, officer or employee or agent of the Servicer may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement or the Pooling and Servicing Agreement.

                  (b) The Servicer and any director or officer or employee or agent of the Servicer shall be reimbursed by the Indenture Trustee or the Owner Trustee, as applicable, for any contractual damages, liability or expense (including, without limitation, any obligation of the Servicer to the Indenture Trustee or the Owner Trustee, as applicable, pursuant to Section 6.01(a)(iv)(x) or (y)) incurred by reason of such trustee's willful misfeasance, bad faith or gross negligence (except errors in judgment) in the performance of such trustee's duties under this Agreement, the Indenture or the Trust Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

                  (c) Except as provided in this Agreement or in the Pooling and Servicing Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Receivables in accordance with this Agreement and the Pooling and Servicing Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement or the Pooling and Servicing Agreement and the rights and duties of the parties to this Agreement or the Pooling and Servicing Agreement and the interests of the Noteholders and the Certificateholders under this Agreement and the Pooling and Servicing Agreement, the interests of the Noteholders under the Indenture and the interests of the Certificateholders under the Trust Agreement. In such event, the legal expenses and costs for such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer shall be entitled to be reimbursed therefor.

                  (d) The Applicable Trustee shall distribute out of the Collection Account on a Distribution Date any amounts permitted for reimbursement pursuant to Section 6.03(c) not therefor reimbursed; provided, however, that the Applicable Trustee shall not distribute such amounts if the amount on deposit in the Reserve Account (after giving effect to all deposits and withdrawals pursuant to Sections 4.06(b) and (c) and Section 4.07(e), on such Distribution Date) is greater than zero but less than the Specified Reserve Account Balance for such Distribution Date.

         Section 6.04 Delegation of Duties. So long as GMAC acts as Servicer, the Servicer may, at any time without notice or consent, delegate any duties under this Agreement or under the Pooling and Servicing Agreement to any corporation or other Person more than 50% of the voting stock (or, if not a corporation, other voting interests) of which is owned, directly or indirectly, by General Motors. The Servicer may at any time perform specific duties as Servicer through sub-contractors who are in the business of servicing automotive receivables; provided, however, that no such delegation shall relieve the Servicer of its responsibility with respect to such duties.

         Section 6.05      Servicer Not to Resign. Subject to the provisions of
Section 7.02, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement and the Pooling and Servicing Agreement as Servicer except upon determination that the performance of its duties under this Agreement or under the Pooling and Servicing Agreement, as the case may be, is no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Owner Trustee. No such resignation shall become effective until the Indenture Trustee or a successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 7.02.

                                  ARTICLE VII
                                     DEFAULT

         Section 7.01 Servicer Defaults. Each of the following shall constitute a "Servicer Default":

                  (a) any failure by the Servicer to deliver to the Indenture Trustee for deposit in any of the Designated Accounts or to the Owner Trustee for deposit in the Certificate Distribution Account any required payment or to direct the Indenture Trustee to make any required distributions therefrom, which failure continues unremedied for a period of five Business Days after written notice is received by the Servicer from the Indenture Trustee or the Owner Trustee or after discovery of such failure by an officer of the Servicer;

                  (b) failure on the part of the Seller or the Servicer to duly observe or perform in any material respect any other covenants or agreements of the Seller or the Servicer set forth in this Agreement, the Pooling and Servicing Agreement, the Indenture or the Trust Agreement which failure (i) materially and adversely affects the rights of Noteholders or Certificateholders, and (ii) continues unremedied for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller or the Servicer, as applicable, by the Indenture Trustee or the Owner Trustee, or to the Seller or the

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

Servicer, as applicable, and to the Indenture Trustee or the Owner Trustee by Noteholders whose Notes evidence not less than 25% of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date or by Certificateholders whose Certificates evidence not less than 25% of the Voting Interests as of the close of the preceding Distribution Date;

                  (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator for the Seller or the Servicer, in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of their respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (d) the consent by the Seller or the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Seller or the Servicer or of or relating to substantially all of their respective property; or the Seller or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

         Section 7.02 Consequences of a Servicer Default. If a Servicer Default shall occur and be continuing, either the Indenture Trustee or the Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date (or, if the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, by the Owner Trustee or Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date) by notice then given in writing to the Servicer and the Owner Trustee (and to the Indenture Trustee if given by the Noteholders or the Certificateholders) may terminate all of the rights and obligations of the Servicer under this Agreement and the Pooling and Servicing Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement and the Pooling and Servicing Agreement, whether with respect to the Notes, the Certificates or the Receivables or otherwise, shall pass to and be vested in the Indenture Trustee pursuant to and under this Section 7.02. The Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The Servicer agrees to cooperate with the Indenture Trustee and the Owner Trustee in effecting the termination of the responsibilities and rights of the Servicer under this Agreement and the Pooling and Servicing Agreement, including, without limitation, the transfer to the Indenture Trustee or the Owner Trustee for administration by it of all cash amounts that shall at the time be held by the Servicer for deposit, or that shall have been deposited by the Servicer in the Collection Account, the Note Distribution Account, the Certificate Distribution Account or the Payment Ahead Servicing Account or thereafter received with respect to the Receivables and all Payments Ahead that shall at that time be held by the Servicer. In addition to any other amounts that are then payable to the Servicer under this Agreement, the Servicer shall be entitled to receive from the successor Servicer reimbursements for any Outstanding Monthly Advances

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

made during the period prior to the notice pursuant to this Section 7.02 which terminates the obligation and rights of the Servicer under this Agreement.

         Section 7.03 Indenture Trustee to Act; Appointment of Successor. On and after the time the Servicer receives a notice of termination pursuant to
Section 7.02, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the Pooling and Servicing Agreement and the transactions set forth or provided for in this Agreement and the Pooling and Servicing Agreement, and shall be subject to all the responsibilities, restrictions, duties and liabilities relating thereto placed on the Servicer by the terms and provisions of this Agreement and the Pooling and Servicing Agreement. As compensation therefor, the Indenture Trustee shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if no such notice of termination had been given including, but not limited to, the Total Servicing Fee, Investment Earnings and Supplemental Servicing Fees. Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, a successor
(i) having a net worth of not less than $100,000,000, (ii) a long-term unsecured debt rating from Moody's Investors Service, Inc. of at least Baa3 (unless such requirement is expressly waived by Moody's Investors Service, Inc.) and (iii) whose regular business includes the servicing of automotive receivables, as the successor to the Servicer under this Agreement and the Pooling and Servicing Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer under this Agreement and the Pooling and Servicing Agreement. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Receivables as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement and the Pooling and Servicing Agreement. The Indenture Trustee and such successor shall take such action, consistent with this Agreement and the Pooling and Servicing Agreement, as shall be necessary to effectuate any such succession.

         Section 7.04 Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VII, the Indenture Trustee shall give prompt written notice thereof to the Noteholders and the Rating Agencies and the Owner Trustee shall give prompt written notice thereof to the Certificateholders.

         Section 7.05 Waiver of Past Defaults. Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date (or, if all of the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date) may, on behalf of all Noteholders and Certificateholders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the Pooling and Servicing Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Section 7.06 Repayment of Advances. If the identity of the Servicer shall change, the predecessor Servicer shall be entitled to receive, to the extent of available funds, reimbursement for Outstanding Monthly Advances pursuant to Section 5.04 in the manner specified in Section 4.06 with respect to all Monthly Advances made by such predecessor Servicer.

                                  ARTICLE VIII
                                   TERMINATION

         Section 8.01 Optional Purchase of All Receivables; Insolvency of Seller; Termination of Trust.

                  (a) The Servicer shall have the option to purchase the assets of the Trust (other than the Designated Accounts and the Certificate Account) as of any date (the "Optional Purchase Date") which is the last day of any Monthly Period as of which the Aggregate Discounted Principal Balance is 10% or less of the Initial Aggregate Discounted Principal Balance. To exercise such option, the Servicer shall (A) furnish to the Issuer and the Indenture Trustee notice of its intention to exercise such option and of the Optional Purchase Date (such notice to be furnished not later than 25 days prior to the Distribution Date related to such Optional Purchase Date) and (B) deposit in the Collection Account when required pursuant to (ii) below an amount equal to the aggregate Administrative Purchase Payments for the Receivables (including Liquidating Receivables), plus the appraised value of any other property held by the Trust (less the Liquidation Expenses to be incurred in connection with the recovery thereof), provided, that such amount (when added to any funds then on deposit in the Designated Accounts and the Certificate Distribution Account and to amounts payable by the Swap Counterparty on the Business Day preceding the related Distribution Date) must be at least equal to the sum (1) the Basic Servicing Fee for the related Monthly Period, (2) the aggregate Redemption Price of the Redeemable Notes, (3) the Certificate Balance plus accrued and unpaid interest on all outstanding Certificates through, but excluding, the related Distribution Date, and (4) any amounts payable to the Swap Counterparty under any Interest Rate Swap, on the Business Day preceding the related Distribution Date. Such appraised value shall be determined by an appraiser mutually satisfactory to the Seller, the Servicer, the Owner Trustee and the Indenture Trustee.

                  (i)      The Servicer shall make such deposit set forth in
(i)(B) above in immediately available funds on the Distribution Date related to the Optional Purchase Date, except that if any Monthly Remittance Condition is not satisfied on the Optional Purchase Date, such deposit shall instead be made on the Optional Purchase Date. Upon the making of such deposit, the Servicer shall succeed to all interests in and to the Trust (other than the Designated Accounts, the Certificate Account and the rights of the Trust under the Interest Rate Swaps).

                  (b) Upon any sale or other disposition of the assets of the Trust pursuant to Article V of the Indenture (an "Event of Default Sale"), the Servicer shall instruct the Applicable Trustee to deposit into the Collection Account from the proceeds of such disposition the amount specified in clause SECOND of Section 5.4(b) of the Indenture (the "Event of Default Proceeds"). On the Distribution Date on which the Event of Default Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Distribution Date, on the Distribution Date immediately following such deposit), the Servicer shall instruct the Applicable

Trustee to make the following deposits (after the application on such Distribution Date of the Available Principal and the Available Interest and funds on deposit in the Reserve Account pursuant to Sections 4.06 and 4.07) from the Event of Default Proceeds and any funds remaining on deposit in the Reserve Account (including the proceeds of any sale of investments therein as described in the following sentence) in the following priority:

                           (i)      first, to the Swap Counterparty, the net
amount, if any, then due to the Swap Counterparty under any Interest Rate Swaps (exclusive of payments due to the Swap Counterparty in respect of an Early Termination Date under any Interest Rate Swaps);

                           (ii)     second, to (a) the Note Distribution Account
in respect of the Aggregate Noteholders' Interest Distributable Amount and (b) to the Swap Counterparty in respect of any payments due to the Swap Counterparty in connection with any Early Termination Date of any Interest Rate Swaps related to the Notes, allocated between the Note Distribution Account and the Swap Counterparty in proportion to the amounts owing in respect of the Aggregate Noteholders' Interest Distributable Amount and the amounts owing to the Swap Counterparty in connection with such Early Termination Date;

                           (iii)    third, to the Swap Counterparty in respect
of any payments due to the Swap Counterparty in connection with any Early Termination Date of any Interest Rate Swaps related to the Certificates;

                           (iv)     fourth, to the Note Distribution Account, an
amount equal to the Aggregate Note Principal Balance of the Notes (after giving effect to the reduction in the Aggregate Note Principal Balance to result from the deposits made in the Note Distribution Account on such Distribution Date and on each prior Distribution Date) for payment of principal of the Notes;

                           (v)      fifth, to the Certificate Distribution
Account, any portion of the Certificateholders' Interest Distributable Amount not otherwise deposited into the Certificate Distribution Account on such Distribution Date for payment of interest on the Certificates; and

                           (vi)     sixth, to the Certificate Distribution
Account, an amount equal to the Certificate Balance of the Certificates (after giving effect to the reduction therein to result from the deposits made in the Certificate Distribution Account on such Distribution Date and on each prior Distribution Date) for payment of the Certificate Balance on the Certificates.

Subject to Section 5.01(b), any investments on deposit in the Reserve Account which shall not mature on or before such Distribution Date shall be sold by the Indenture Trustee at such time as shall result in the Indenture Trustee receiving the proceeds from such sale not later than such Distribution Date and applied as set forth above. Any Event of Default Proceeds remaining after all the deposits and other payments described above have been paid in full shall be paid to the Seller.

                  (c) Notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

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

                  (d) Following the satisfaction and discharge of the Indenture with respect to the Notes, and the payment in full of the principal and interest on the Notes, the Certificateholders shall succeed to the rights of the Noteholders hereunder and the Owner Trustee shall succeed to the rights of, and assume the obligations (other than those under Section 7.03 which shall remain obligations of the Indenture Trustee) of, the Indenture Trustee pursuant to this Agreement (subject to the continuing obligations of the Indenture Trustee set forth in Section 4.4 of the Indenture).

                  (e) After indefeasible payment in full to the Indenture Trustee, the Owner Trustee, the Swap Counterparty, the Noteholders, the Certificateholders and the Servicer of all amounts required to be paid under this Agreement, the Indenture, any Interest Rate Swaps and the Trust Agreement (including as contemplated by this Section 8.01), (i) any amounts on deposit in the Reserve Account, the Payment Ahead Servicing Account and the Collection Account (after all other distributions required to be made from such accounts have been made and provision for the payment of all liabilities of the Trust as required by Section 3808 of the Statutory Trust Statute) shall be paid to the Seller and (ii) any other assets remaining in the Trust shall be distributed to the Seller.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

         Section 9.01      Amendment.

                  (a) This Agreement may be amended by the Seller, the Servicer and the Owner Trustee with the consent of the Indenture Trustee, but without the consent of any of the Financial Parties, (i) to cure any ambiguity,
(ii) to correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Basic Documents, (iii) to add or supplement any credit enhancement for the benefit of the Noteholders of any class or the Certificateholders ( provided that if any such addition shall affect any class of Noteholders or Certificateholders differently than any other class of Noteholders or Certificateholders, then such addition shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any class of Noteholders or the Certificateholders), (iv) add to the covenants, restrictions or obligations of the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or (v) add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Financial Parties.

                  (b) This Agreement may also be amended from time to time by the Seller, the Servicer and the Owner Trustee with the consent of the Indenture Trustee, the consent of Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date, the consent of Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date, (which consent, whether given pursuant to this Section 9.01 or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Note or Certificate and of any Note or Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Note or Certificate) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Note or Certificate, the Interest Rate for any class of Notes, the Pass Through Rate or the Specified Reserve Account Balance or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Notes and Certificates then outstanding.

                  (c) Prior to the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent to the Rating Agencies.

                  (d) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Financial Party.

                  (e) It shall not be necessary for the consent of Noteholders or Certificateholders pursuant to Section 9.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders or Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders shall be subject to such reasonable requirements as the Indenture Trustee or the Owner Trustee may prescribe, including the establishment of record dates pursuant to paragraph number 2 of the Depository Agreements.

                  (f) Prior to the execution of any amendment to this Agreement, the Indenture Trustee and the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 9.02(i). The Indenture Trustee and the Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects such trustee's own rights, duties or immunities under this Agreement or otherwise.

                  (g) Each of GMAC and the Seller agrees that such Person shall not amend or agree to any amendment of the Pooling and Servicing Agreement unless such amendment would be permissible under the terms of this Section 9.01 as if this Section 9.01 were contained in the Pooling and Servicing Agreement.

         Section 9.02      Protection of Title to Trust.

                  (a) The Seller or the Servicer or both shall authorize and/or execute, as applicable, and file such financing statements and cause to be authorized and/or executed, as applicable, and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Noteholders, the Certificateholders, the Indenture Trustee and the Owner Trustee under this Agreement and the Second Step Receivables Assignments in the Receivables and in the proceeds thereof. The Seller or the Servicer or both shall deliver (or cause to be delivered) to the

Indenture Trustee and the Owner Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                  (b) Neither the Seller nor the Servicer shall change its state of organization or its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of the UCC, unless it shall have given the Indenture Trustee and the Owner Trustee at least 60 days prior written notice thereof.

                  (c) Each of the Seller and the Servicer shall give the Indenture Trustee and the Owner Trustee at least 60 days prior written notice of any relocation of its principal executive office or change of its jurisdiction of incorporation if, as a result of such relocation or change of jurisdiction, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Servicer shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

                  (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each), and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account, Note Distribution Account, Certificate Distribution Account, and Payment Ahead Servicing Account and any Payments Ahead held by the Servicer in respect of such Receivable.

                  (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement and the Second Step Receivables Assignment of the Receivables, the Servicer's master computer records (including any back-up archives) that refer to any Receivable indicate clearly that the Receivable is owned by the Issuer. Indication of the Issuer's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the Receivable has been paid in full or repurchased by the Seller or purchased by the Servicer in accordance with the terms of the Basic Documents.

                  (f) In the event that GMAC shall change the jurisdiction in which it is incorporated or otherwise enter into any transaction which would result in a "new debtor" (as defined in the UCC) succeeding to the obligations of GMAC hereunder, GMAC shall comply fully with the obligations of Section 9.02(a).

                  (g) If at any time the Seller or the Servicer proposes to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer and the Seller shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Receivable, indicate clearly that such Receivable has been sold and is owned by the Issuer unless such Receivable has been paid in full or repurchased by the Seller or purchased by the Servicer.

                  (h) The Servicer shall permit the Indenture Trustee and the Owner Trustee and their respective agents at any time to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivables then or previously included in the Owner Trust Estate.

                  (i) The Servicer shall furnish to the Indenture Trustee and the Owner Trustee at any time upon request a list of all Receivables then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Accountings furnished before such request indicating removal of Receivables from the Trust. Upon request, the Servicer shall furnish a copy of any such list to the Seller. The Indenture Trustee, the Owner Trustee and the Seller shall hold any such list and the Schedule of Receivables for examination by interested parties during normal business hours at their respective offices located at the addresses specified in
Section 9.03.

                  (j) The Servicer shall deliver to the Indenture Trustee and the Owner Trustee promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (a) stating that, in the opinion of such counsel, all financing statements and continuation statements have been authorized and filed as necessary to fully preserve and protect the interest of the Indenture Trustee and the Owner Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (b) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest.

                  (k) To the extent required by law, the Seller shall cause the Notes and the Certificates to be registered with the Securities and Exchange Commission pursuant to Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934 within the time periods specified in such sections.

         Section 9.03 Notices. All demands, notices and communications upon or to the Seller, the Servicer, the Indenture Trustee, the Owner Trustee or the Rating Agencies under this Agreement shall be delivered as specified in Appendix B hereto.

         Section 9.04 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 9.05 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

         Section 9.06 Assignment. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may not be assigned by the Seller without the prior written consent of Noteholders whose Notes evidence not less than 66% of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date and of Certificateholders whose Certificates evidence not less than 66% of the Voting Interests as of the close of the preceding Distribution Date. The Seller shall provide notice of any such assignment to the Rating Agencies.

         Section 9.07 Third-Party Beneficiaries. This Agreement and the Second Step Receivables Assignments shall inure to the benefit of and be binding upon the parties hereto and, to the extent expressly provided herein, the Noteholders, the Certificateholders, the Swap Counterparty and their respective successors and permitted assigns. The Swap Counterparty shall be a third-party beneficiary to this Agreement only to the extent that it has any rights specified herein or rights with respect to this Trust Sale and Servicing Agreement specified under the Swap Counterparty Rights Agreement. Except as otherwise provided in Section 6.01, the Swap Counterparty Rights Agreement, or in this Article IX, no other person shall have any right or obligation hereunder.

         Section 9.08 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 9.09 Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

         Section 9.10 Assignment to Indenture Trustee. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer pursuant to the Indenture for the benefit of the Noteholders and (only to the extent expressly provided in the Indenture) the Certificateholders of all right, title and interest of the Issuer in, to and under the Receivables and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

         Section 9.11 No Petition Covenants. Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the final distribution with respect to the Notes and the Certificates to the Note Distribution Account or the Certificate Distribution Account, as applicable, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

         Section 9.12 Limitation of Liability of Indenture Trustee and Owner Trustee.

                  (a) Notwithstanding anything contained herein to the contrary, this Agreement has been acknowledged and accepted by Bank One, National Association, not in its individual capacity but solely as Indenture Trustee and in no event shall Bank One, National

Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

                  (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Deutsche Bank Trust Company Delaware not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event Deutsche Bank Trust Company Delaware in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Trust Agreement.

         Section 9.13 Tax Treatment. The Servicer covenants that for all tax purposes the Servicer shall regard and treat the Notes and the Certificates in a manner consistent with the agreements (i) among the Seller, the Owner Trustee and the Certificateholders in Section 2.11 of the Trust Agreement and
(ii) among the Seller, the Indenture Trustee and the Noteholders in Section 2.14 of the Indenture.

         Section 9.14 Furnishing Documents. The Indenture Trustee shall furnish to Noteholders, promptly upon receipt of a written request therefor, copies of the Pooling and Servicing Agreement, the Administration Agreement, the Custodian Agreement, the Trust Agreement, the Indenture and this Agreement.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                   CAPITAL AUTO RECEIVABLES
                                   ASSET TRUST 2003-3

                                   By: DEUTSCHE BANK TRUST COMPANY
                                       DELAWARE, not in its individual capacity
                                       but solely as Owner Trustee on behalf of
                                       the Trust,

                                       By: ____________________________________
                                           Name:  Man Wing Li
                                           Title: Attorney-In-Fact

                                   CAPITAL AUTO RECEIVABLES, INC.,
                                   Seller

                                   By: ________________________________________
                                       Name:  S. N. Richard
                                       Title: Manager - Securitization

                                   GENERAL MOTORS ACCEPTANCE CORPORATION

                                   By: ________________________________________
                                       Name:  Karen A. Sabatowski
                                       Title: Director - Securitization and
                                              Cash Management

Acknowledged and Accepted:

BANK ONE, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Indenture Trustee,

By: ______________________________
    Name:  Keith R. Richardson
    Title: Vice President

Signature Page to Trust Sale and Servicing Agreement

                                                                       EXHIBIT A

                             SCHEDULE OF RECEIVABLES

                         The Schedule of Receivables is
                           on file at the offices of:

                  1.       The Indenture Trustee

                  2.       The Owner Trustee

                  3.       General Motors Acceptance Corporation

                  4.       Capital Auto Receivables, Inc.

                                                                       EXHIBIT B

                   SECOND STEP INITIAL RECEIVABLES ASSIGNMENT
                 PURSUANT TO TRUST SALE AND SERVICING AGREEMENT

         For value received in accordance with and subject to the Trust Sale and Servicing Agreement, dated as of August 14, 2003 (the "Trust Sale and Servicing Agreement"), by and among General Motors Acceptance Corporation, a Delaware corporation and in its capacity as Servicer under the Pooling and Servicing Agreement described below (the "Servicer"), Capital Auto Receivables, Inc., a Delaware corporation (the "Seller"), and Capital Auto Receivables Asset Trust 2003-3, a Delaware statutory trust (the "Issuer"), the Seller hereby irrevocably sells, transfers, assigns and otherwise conveys to the Trust, without recourse (subject to the obligations herein), all right, title and interest of the Seller, whether now owned or hereafter acquired, in, to and under the following:

                  (i) all right, title and interest of the Seller in, to and under the Initial Receivables listed on the Schedule of Initial Receivables, attached as Exhibit A hereto, and (a) in the case of Initial Receivables that are Scheduled Interest Receivables, all monies due thereunder on and after the Initial Cutoff Date and (b) in the case of Initial Receivables that are Simple Interest Receivables, all monies received thereon on and after the Initial Cutoff Date, in each case exclusive of any amounts allocable to the premium for physical damage insurance force-placed by the Servicer covering any related Financed Vehicle;

                  (ii) the interest of the Seller in the security interests in the Financed Vehicles granted by Obligors pursuant to the Initial Receivables and, to the extent permitted by law, any accessions thereto;

                  (iii) the interest of the Seller in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering Financed Vehicles or Obligors;

                  (iv) the interest of the Seller in any proceeds from recourse against Dealers on Initial Receivables;

                  (v) all right, title and interest of the Seller in, to and under the Pooling and Servicing Agreement, the First Step Receivables Assignments, and the Custodian Agreement, including the right of the Seller to cause GMAC to repurchase Receivables under certain circumstances;

                  (vi) the right to purchase Additional Receivables during the Revolving Period at a price equal to the Additional Receivables Discounted Principal Balance of such Additional Receivables; and

                  (vii) the interest of the Seller in any proceeds of the property described in clauses (i) and (ii) above.

                  The Seller hereby represents that as of the Initial Cutoff Date, the Initial Aggregate Discounted Principal Balance was $2,943,831,568.24 and acknowledges that in consideration of such Initial Receivables, the Trust has paid to the Seller an amount equal to $2,943,831,568.24.

         THIS SECOND STEP INITIAL RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         This Second Step Initial Receivables Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the Seller contained in the Trust Sale and Servicing Agreement (including the Officer's Certificate of the Seller accompanying this Second Step Initial Receivables Assignment) and is to be governed in all respects by the Trust Sale and Servicing Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Trust Sale and Servicing Agreement.

                                     * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                    CAPITAL AUTO RECEIVABLES, INC.,
                                    as Seller

                                    By: ___________________________________
                                        Name:  S. N. Richard
                                        Title: Manager - Securitization

                                                                       EXHIBIT C

                  SECOND STEP ADDITIONAL RECEIVABLES ASSIGNMENT
                 PURSUANT TO TRUST SALE AND SERVICING AGREEMENT

         For value received in accordance with and subject to the Trust Sale and Servicing Agreement, dated as of August 14, 2003 (the "Trust Sale and Servicing Agreement"), by and among General Motors Acceptance Corporation, a Delaware corporation and in its capacity as Servicer under the Pooling and Servicing Agreement described below (the "Servicer"), Capital Auto Receivables, Inc., a Delaware corporation (the "Seller"), and Capital Auto Receivables Asset Trust 2003-3, a Delaware statutory trust (the "Issuer"), the Seller hereby irrevocably sells, transfers, assigns and otherwise conveys to the Trust, without recourse (subject to the obligations herein), all right, title and interest of the Seller, whether now owned or hereafter acquired, in, to and under the following:

                  (i) all right, title and interest of the Seller in, to and under the Additional Receivables listed on the Schedule of Additional Receivables and (a) in the case of Additional Receivables that are Scheduled Interest Receivables, all monies due thereunder on and after the Additional Cutoff Date and (b) in the case of Additional Receivables that are Simple Interest Receivables, all monies received thereon on and after the Additional Cutoff Date, in each case exclusive of any amounts allocable to the premium for physical damage insurance force-placed by the Servicer covering any related Financed Vehicle;

                  (ii) the interest of the Seller in the security interests in the Financed Vehicles granted by Obligors pursuant to the Additional Receivables and, to the extent permitted by law, any accessions thereto;

                  (iii) the interest of the Seller in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering Financed Vehicles or Obligors;

                  (iv) the interest of the Seller in any proceeds from recourse against Dealers on Additional Receivables;

                  (v) all right, title and interest of the Seller in, to and under the related First Step Additional Receivables Assignment dated as of the date hereof; and

                  (vi) the interest of the Seller in any proceeds of the property described in clauses (i) and (ii) above.

         The Seller hereby represents that as of the Additional Cutoff Date, the Additional Receivables Discounted Principal Balance of the Additional Receivables was $________ and acknowledges that in consideration of such Additional Receivables, the Trust has paid to the Seller an amount equal to $________.

         THIS SECOND STEP ADDITIONAL RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         This Second Step Additional Receivables Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the Seller contained in the Trust Sale and Servicing Agreement (including the Officer's Certificate of the Seller accompanying this Second Step Additional Receivables Assignment) and is to be governed in all respects by the Trust Sale and Servicing Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Trust Sale and Servicing Agreement.

                                     * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers this __ day of ______.

                                    CAPITAL AUTO RECEIVABLES, INC.,
                                    as Seller

                                    By:    ___________________________________
                                    Name:  S. N. Richard
                                    Title: Manager - Securitization

[Attach Schedule of Additional Receivables]

                                                                       EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

         The undersigned, on behalf of General Motors Acceptance Corporation, as Administrator, (the "Administrator "), does hereby certify pursuant to Section 2.07(k) of the Trust Sale and Servicing Agreement, dated as of August 14, 2003 (the "Trust Sale and Servicing Agreement"), by and among General Motors Acceptance Corporation, a Delaware corporation and in its capacity as Servicer under the Pooling and Servicing Agreement described below (the "Servicer"), Capital Auto Receivables, Inc., a Delaware corporation (the "Seller"), and Capital Auto Receivables Asset Trust 2003-3, a Delaware statutory trust (the "Issuer"), that all of the conditions to the transfer to the Trust of the Additional Receivables listed on the Second Step Additional Receivables Assignment delivered herewith and the other property and rights related to such Additional Receivables, as described in Section 2.07 of the Trust Sale and Servicing Agreement, have been satisfied on or prior to the related Additional Closing Date.

         Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Trust Sale and Servicing Agreement.

                                     * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this certificate to be duly executed by this __ day of ____.

                                    By:    ___________________________________
                                    Name:  S. N. Richard
                                    Title: Manager - Securitization

                                   APPENDIX A

                              PART I - DEFINITIONS

         All terms defined in this Appendix shall have the defined meanings when used in the Basic Documents, unless otherwise defined therein.

         Accountants' Report: The report described in Section 4.02 of the Trust Sale and Servicing Agreement.

         Accumulation Account: The account designated as such, established and maintained pursuant to Section 5.01(a)(v) of the Trust Sale and Servicing Agreement.

         Accumulation Amount: For any Distribution Date during the Revolving Period, the aggregate amount on deposit in the Accumulation Account as of the open of business on that Distribution Date.

         Act: An Act as specified in Section 11.3(a) of the Indenture.

         Actual Payment: With respect to a Distribution Date and to a Scheduled Interest Receivable, all payments received by the Servicer from or for the account of the Obligor during the related Monthly Period (and, in the case of the first Monthly Period, all payments received by the Servicer from or for the account of the Obligor on or after the Cutoff Date) except for any Overdue Payments or Supplemental Servicing Fees. Actual Payments do not include Applied Payments Ahead.

         Additional Closing Date: With respect to each Additional Receivable, the Distribution Date related to the Revolving Period on which such Additional Receivable is sold, transferred, assigned or otherwise conveyed (i) from GMAC to the Seller and (ii) from the Seller to the Issuer.

         Additional Cutoff Date: With respect to any Additional Receivable, the first calendar day of the month in which such Additional Receivable is purchased by CARI from GMAC.

         Additional Purchased Property: As defined in Section 2.01(b) of the Pooling and Servicing Agreement.

         Additional Receivables: Any retail instalment sale contract or direct purchase money loan for a Financed Vehicle that is included in the Schedule of Additional Receivables attached to a First Step Additional Receivables Assignment and all rights and obligations thereunder.

         Additional Receivables Discounted Principal Balance: With respect to any Additional Receivables to be purchased by the Trust on a Distribution Date during the Revolving Period, an amount equal to the present value as of the close of business on the applicable Additional Cutoff Date of all scheduled payments due on those Additional Receivables that have not been applied on or prior to the applicable Cutoff Date, discounted from the last day of the calendar month in which payments are to become due to that date at the Discount Rate. For any Distribution Date during the Revolving Period, the Additional Receivables Discounted Principal Balance shall, to the extent sufficient Additional Receivables are available for sale and purchase, be reasonably proximate to, but not in excess of, the Reinvestment Amount, for any such Distribution Date. During the Amortization Period and for the related Distribution Dates, the Additional Receivables Discounted Principal Balance shall be zero.

         Additional Receivables Principal Balance: With respect to any Additional Receivables to be purchased by the Trust on a Distribution Date related to the Revolving Period, an amount equal to the sum of all scheduled payments allocable to principal due on those Additional Receivables that have not been applied on or prior to the applicable Cutoff Date.

         Additional Servicing Fee: With respect to any Distribution Date, an amount (not less than zero) equal to the lesser of:

         (i)      the amount, if any, by which:

                  (A) the amount equal to the aggregate amount of the Basic Servicing Fee for such Distribution Date and all prior Distribution Dates exceeds

                  (B) the aggregate amount of Additional Servicing Fee paid to the Servicer on all prior Distribution Dates; and

                  (ii) the amount, if any, by which the amount on deposit in the Reserve Account on such Distribution Date (after giving effect to all deposits, withdrawals and payments affecting the Reserve Account other than Additional Servicing Fee and payments to the Seller) exceeds the Specified Reserve Account Balance.

For purposes of this definition, it is understood that Additional Servicing Fee equals zero on any Distribution Date unless all payments described in Sections 4.06(d)(ii) through (vii) of the Trust Sale and Servicing Agreement have been paid or provided for.

         Administration Agreement: That certain Administration Agreement, dated as of the Initial Closing Date, among GMAC, as Administrator, the Trust and the Indenture Trustee, as amended and supplemented from time to time.

         Administrative Purchase Payment: With respect to a Distribution Date and to an Administrative Receivable purchased as of the last day of the related Monthly Period:

                  (i) in the case of a Scheduled Interest Receivable, a release of all claims for reimbursement of Scheduled Interest Advances made on such Receivable plus a payment equal to the sum of:

                           (A) the Scheduled Payments on such Receivable due after the last day of the related Monthly Period minus the Rebate as of the last day of such Monthly Period;

                           (B) any reimbursement made on or prior to the last day of such Monthly Period pursuant to the last sentence of
         Section 5.04(a) of the Trust Sale and Servicing Agreement with respect to such Receivable; and

                           (C) all past due Scheduled Payments with respect to which a Scheduled Interest Advance has not been made on or prior to the last day of such Monthly Period; or

                  (ii) in the case of a Simple Interest Receivable, a payment equal to the Amount Financed minus that portion of all payments made by or on behalf of the related Obligor on or prior to the last day of the related Monthly Period allocable to principal.

         Administrative Receivable: A Receivable which the Servicer is required to purchase pursuant to Section 3.08 of the Pooling and Servicing Agreement or which the Servicer has elected to repurchase pursuant to Section 8.01(a) of the Trust Sale and Servicing Agreement.

         Administrator: GMAC or any successor Administrator under the Administration Agreement.

         Affiliate: With respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         Agency Office: The office of the Issuer maintained pursuant Section 3.2 of the Indenture.

         Aggregate Amount Financed: $3,300,059,139.23, which represents the aggregate of the Amount Financed under all of the Receivables.

         Aggregate Certificateholders' Interest Distributable Amount: With respect to any Distribution Date, the sum of the Certificateholders' Interest Distributable Amounts for all tranches of Certificates.

         Aggregate Discounted Principal Balance: As of any date, the present value as of such date of all scheduled monthly payments on all of the Receivables (other than Liquidating Receivables) held by the Trust on such date which have not been applied on or prior to such date (determined after taking into account any Prepayments, Warranty Payments and/or Administrative Purchase Payments in respect of such Receivables), discounted from the last day of the calendar month in which payments are to become due to such date at the Discount Rate.

         Aggregate Noteholders' Interest Distributable Amount: With respect to any Distribution Date, the sum of (i) the Noteholders' Interest Distributable Amounts for all classes or tranches of Notes and (ii) the Noteholders' Interest Carryover Shortfall as of the close of the preceding Distribution Date.

         Aggregate Noteholders' Principal Distributable Amount: With respect to any Distribution Date during the Amortization Period, the sum of (i) the Noteholders' Principal Distributable Amounts for all classes of Notes and (ii) the Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date. During the Revolving Period and for the related Distribution Dates, the Aggregate Noteholders' Principal Distributable Amount shall be equal to zero.

         Aggregate Note Principal Balance: With respect to the close of a Distribution Date, the sum of the Note Principal Balances for all classes of Notes.

         Aggregate Principal Balance: As of any date, the sum of the Principal Balances of all outstanding Receivables (other than Liquidating Receivables) held by the Trust on such date.

         Amortization Date: The earlier of (i) July 1, 2004 and (ii) the date on which an Early Amortization Event occurs.

         Amortization Period: The period beginning on the Amortization Date and ending on the date that all classes of Notes and all Certificates have been paid in full.

         Amount Financed: With respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the Financed Vehicle, including accessories, insurance premiums, service and warranty contracts and other items customarily financed as part of retail automobile instalment sale contracts and related costs, less:

                  (i) (A) in the case of a Scheduled Interest Receivable, payments due from the related Obligor prior to the Cutoff Date allocable to principal and (B) in the case of a Simple Interest Receivable, payments received from the related Obligor prior to the Cutoff Date allocable to principal and

                  (ii) any amount allocable to the premium for physical damage insurance covering the Financed Vehicle force-placed by the Servicer.

         Annual Percentage Rate: With respect to a Receivable, the annual rate of finance charges stated in such Receivable.

         Annual Statement of Compliance: The Officer's Certificate required to be delivered by the Issuer, pursuant to Section 3.9 of the Indenture or the Officer's Certificate required to be delivered by the Servicer pursuant to
Section 4.01 of the Trust Sale and Servicing Agreement, as applicable.

         Applicable Trustee: So long as the Aggregate Note Principal Balance is greater than zero and the Indenture has not been discharged in accordance with its terms, the Indenture Trustee, and thereafter, the Owner Trustee.

         Applied Payment Ahead: With respect to a Distribution Date and to a Scheduled Interest Receivable on which the Actual Payment is less than the Scheduled Payment, the Deferred Prepayment to the extent the Scheduled Payment exceeds the Actual Payment.

         Authorized Officer: With respect to the Issuer, any officer or agent acting under power of attorney of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Initial Closing Date (as such list may be modified or supplemented from time to time thereafter) or the power of attorney and, so long as the Administration Agreement is in effect, any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Initial Closing Date (as such list may be modified or supplemented from time to time thereafter).

         Available Interest: With respect to any Distribution Date, the sum of the following amounts with respect to the prior Monthly Period:

         (i) that portion of all collections on the Receivables held by the Trust (other than Liquidating Receivables) allocable to interest or Prepayment Surplus (including, in the case of Scheduled Interest Receivables, the interest portion of Applied Payments Ahead but excluding Excess Payments made during such Monthly Period that are treated as Payments Ahead);

         (ii)     Liquidation Proceeds to the extent allocable to interest;

         (iii)    all Simple Interest Advances;

         (iv) all Scheduled Interest Advances to the extent allocable to interest;

         (v) the net amount, if any, paid by the Swap Counterparty to the Trust pursuant to any Interest Rate Swaps;

         (vi) the Warranty Payment or the Administrative Purchase Payment for each Receivable that the Seller repurchased or the Servicer purchased during such Monthly Period to the extent allocable to accrued interest or Prepayment Surplus; and

         (vii) any Investment Earnings on funds on deposit in the Accumulation Account;

         except that any of the foregoing amounts, to the extent they constitute any of the following, shall be excluded from "Available Interest":

         (A) all amounts received on any Scheduled Interest Receivable (other than a Liquidating Receivable) to the extent of the Outstanding Scheduled Interest Advances allocable to interest with respect to such Receivable;

         (B) all Liquidation Proceeds with respect to Scheduled Interest Receivables to the extent of the Outstanding Scheduled Interest Advances thereon allocable to interest;

         (C)      any Excess Simple Interest Collections;

         (D) Liquidation Proceeds with respect to Simple Interest Receivables allocable to accrued and unpaid interest thereon (but not including interest for the then current Monthly Period), but only to the extent of any Outstanding Simple Interest Advances; and

         (E)      amounts representing Liquidation Expenses pursuant to Section
3.04 of the Pooling and Servicing Agreement.

         For purposes of this definition, references to the prior Monthly Period shall include, for the initial Distribution Date, the period since the Cutoff Date. All of the preceding allocations shall be made in accordance with the Servicer's customary servicing procedures.

         Available Principal: With respect to any Distribution Date, the sum of the following amounts with respect to the prior Monthly Period:

         (i) that portion of all collections on Receivables held by the Trust (other than Liquidating Receivables) allocable to principal (including, in the case of Scheduled Interest Receivables, the principal portion of Applied Payments Ahead but excluding Excess Payments made during such Monthly Period that are treated as Payments Ahead);

         (ii)     Liquidation Proceeds to the extent allocable to principal;

         (iii) all Scheduled Interest Advances to the extent allocable to principal;

         (iv) to the extent allocable to principal, the Warranty Payment or the Administrative Purchase Payment for each Receivable that the Seller repurchased or the Servicer purchased during such Monthly Period; and

         (v)      all Prepayments to the extent allocable to principal;

         except that any of the foregoing amounts, to the extent they constitute any of the following shall be excluded from "Available Principal":

         (A)      any Excess Simple Interest Collections;

         (B) all amounts received on any Scheduled Interest Receivable (other than a Liquidating Receivable) to the extent of the Outstanding Scheduled Interest Advances allocable to principal with respect to such Receivable;

         (C) all Liquidation Proceeds with respect to Scheduled Interest Receivables paid to the Servicer to reimburse Outstanding Scheduled Interest Advances pursuant to Section 5.04 of the Trust Sale and Servicing Agreement;

         (D) all Liquidation Proceeds with respect to Scheduled Interest Receivables to the extent of the Outstanding Scheduled Interest Advances allocable to principal; and

         (E) amounts representing reimbursement for Liquidation Expenses pursuant to Section 3.04 of the Pooling and Servicing Agreement.

         For purposes of this definition, references to the prior Monthly Period shall include, for the initial Distribution Date, the period since the Cutoff Date. All of the preceding allocations shall be made in accordance with the Servicer's customary servicing procedures.

         Basic Documents: The Certificate of Trust, the Certificate Depository Agreement, the Trust Agreement, the Pooling and Servicing Agreement (including the First Step Receivables Assignments), the Trust Sale and Servicing Agreement (including the Second Step Receivables Assignments), the Triparty Agreement, the Custodian Agreement, the Administration Agreement, the Indenture, any Interest Rate Swaps, the Swap Counterparty Rights Agreement, the Note Depository Agreement, the Notes, the Certificates and the other documents and certificates delivered in connection therewith.

         Basic Servicing Fee: With respect to a Distribution Date, the basic fee payable to the Servicer for services rendered during the related Monthly Period, which shall be equal to one-twelfth (1/12th) of the Basic Servicing Fee Rate multiplied by the Aggregate Principal Balance of all Receivables held by the Trust as of the first day of such Monthly Period (or, for the first Distribution Date, the Basic Servicing Fee Rate multiplied by a fraction, the numerator of which is 31 and the denominator of which is 360, multiplied by the Aggregate Principal Balance as of the Initial Closing Date).

         Basic Servicing Fee Rate: 1.0% per annum.

         Benefit Plan: Any of (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA,
(ii) a plan described in Section 4975 (e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of investment by an employee benefit plan or plan in such entity.

         Book-Entry Certificates: A beneficial interest in the Certificates, ownership and transfer of which shall be made through book entries by a Clearing Agency as described in Section 3.11 of the Trust Agreement.

         Book-Entry Notes: A beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

         Business Day: Any day other than a Saturday, a Sunday or any other day on which banks in New York, New York; Detroit, Michigan; or Chicago, Illinois may, or are required to, remain closed.

         CARI: Capital Auto Receivables, Inc., a Delaware corporation.

         Certificate: Any one of the Class B-1 Certificates or Class B-2 Certificates executed by the Owner Trustee and authenticated by the Owner Trustee in substantially the form set forth in Exhibit A to the Trust Agreement.

         Certificate Balance: Initially, as of the Initial Closing Date, with respect to the Class B-1 Certificates, $58,331,568.24 and, with respect to the Class B-2 Certificates, $30,000,000.00, and on any Distribution Date thereafter, for any class or tranche of the Certificates, the initial

Certificate Balance of that class or tranche of Certificates reduced by (i) all distributions in respect of the Certificate Balance on that class or tranche of the Certificates actually made on or prior to such date to Certificateholders,
(ii) that class or tranche of the Certificates' pro rata share based on Certificate Balance of the Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date, and (iii) that class or tranche of the Certificates' pro rata share based on Certificate Balance of the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date.

         Certificate Depository Agreement: The Certificate Depository Agreement, dated as of the Initial Closing Date, among the Trust, the Administrator and The Depository Trust Company (as the initial Clearing Agency), relating to the Certificates, as the same may be amended and supplemented from time to time.

         Certificate Distribution Account: The account, if any, designated as such, established and maintained pursuant to Section 5.1(a) of the Trust Agreement and Section 5.01(a)(iii) of the Trust Sale and Servicing Agreement.

         Certificateholder: A Person in whose name a Certificate is registered pursuant to the terms of the Trust Agreement.

         Certificateholders' Interest Carryover Shortfall: As of the close of any Distribution Date, the excess of (i) the Aggregate Certificateholders' Interest Distributable Amount for such Distribution Date over (ii) the amount that was actually deposited in the Certificate Distribution Account on such current Distribution Date in respect of interest on the Certificates.

         Certificateholders' Interest Distributable Amount: With respect to any Distribution Date, for any tranche of Certificates, the sum of (i) the Certificateholders' Monthly Interest Distributable Amount for that tranche of the Certificates and for such Distribution Date, (ii) that tranche of the Certificates' share of the Certificateholders' Interest Carryover Shortfall as of the close of the preceding Distribution Date and (iii) one month's interest at the Pass Through Rate for that tranche of the Certificates on the sum of (a) that tranche of the Certificates' pro rata share based on Certificate Balance of any outstanding Noteholders' Principal Carryover Shortfall and (b) that tranche of the Certificates' pro rata share based on Certificate Balance of any outstanding Certificateholders' Principal Carryover Shortfall as of the close of business on the preceding Distribution Date.

         Certificateholders' Monthly Interest Distributable Amount: With respect to any Distribution Date for any tranche of the Certificates, interest equal to the product of (i) the Certificate Balance as of the close of the preceding Distribution Date (or, in the case of the first Distribution Date, the initial Certificate Balance) of that tranche of the Certificates, and (ii) in the case of the (A) Class B-1 Certificates, one-twelfth of the Pass Through Rate for that tranche, or, in the case of the first distribution date, the Pass Through Rate for that tranche multiplied by a fraction, the numerator of which is 31 and the denominator of which is 360, and (B) the Class B-2 Certificates, the product of the Pass Through Rate for that tranche for that Distribution Date and a fraction, the numerator of which is the number of days elapsed from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the

Initial Closing Date) to but excluding such Distribution Date, and the denominator of which is 360.

         Certificateholders' Percentage: With respect to any Distribution Date, 100% minus the Noteholders' Percentage.

         Certificateholders' Principal Carryover Shortfall: As of the close of any Distribution Date, the excess of (i) the Certificateholders' Principal Distributable Amount for such Distribution Date over (ii) the amount that was actually deposited in the Certificate Distribution Account on such current Distribution Date in respect of the Certificate Balance on all classes of tranches of Certificates.

         Certificateholders' Principal Distributable Amount: With respect to any Distribution Date related to the Amortization Period, the sum of:

         (i)      the lesser of

                  (A) the Principal Distributable Amount minus the Noteholders' Principal Distributable Amounts for all classes of the Notes; and

                  (B) the Certificate Balance on all classes or tranches of Certificates;

         plus

         (ii) the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date.

During the Revolving Period, the Certificateholders' Principal Distributable Amount shall be equal to zero.

         Certificate of Trust: The certificate of trust of the Issuer substantially in the form of Exhibit B to the Trust Agreement filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

         Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         Certificate Pool Factor: With respect to any Distribution Date, a seven-digit decimal figure computed by the Servicer equal to the remaining Certificate Balance as of the close of such Distribution Date divided by the initial Certificate Balance.

         Certificate Register: The register of Certificates specified in Section
3.4 of the Trust Agreement.

         Certificate Registrar: The registrar at any time of the Certificate Register, appointed pursuant to Section 3.4(a) of the Trust Agreement.

         Class A Notes: Collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

         Class A-1 Notes: Collectively, the Class A-1a Notes and the Class A-1b Notes.

         Class A-1a Notes: The Class A-1a 1.77% Asset Backed Notes in the initial aggregate principal amount of $150,000,000 issued pursuant to the Indenture.

         Class A-1b Notes: The Class A-1b Floating Rate Asset Backed Notes in the initial aggregate principal amount of $980,000,000 issued pursuant to the Indenture.

         Class A-2 Notes: Collectively, the Class A-2a Notes and the Class A-2b Notes.

         Class A-2a Notes: The Class A-2a 2.35% Asset Backed Notes in the initial aggregate principal amount of $125,000,000 issued pursuant to the Indenture.

         Class A-2b Notes: The Class A-2b Floating Rate Asset Backed Notes in the initial aggregate principal amount of $525,000,000 issued pursuant to the Indenture.

         Class A-3 Notes: Collectively, the Class A-3a Notes and the Class A-3b Notes.

         Class A-3a Notes: The Class A-3a 2.96% Asset Backed Notes in the initial aggregate principal amount of $350,000,000 issued pursuant to the Indenture.

         Class A-3b Notes: The Class A-3b Floating Rate Asset Backed Notes in the initial aggregate principal amount of $470,000,000 issued pursuant to the Indenture.

         Class A-4 Notes: Collectively, the Class A-4a Notes and the Class A-4b Notes.

         Class A-4a Notes: The Class A-4a 3.40% Asset Backed Notes in the initial aggregate principal amount of $150,500,000 issued pursuant to the Indenture.

         Class A-4b Notes: The Class A-1b Floating Rate Asset Backed Notes in the initial aggregate principal amount of $105,000,000 issued pursuant to the Indenture.

         Class B-1 Certificates: The Class B-1 3.71% Asset Backed Certificates with an initial Outstanding Certificate Balance of $58,331,568.24 issued pursuant to the Trust Agreement .

         Class B-2 Certificates: The Class B-2 Floating Rate Asset Backed Certificates with an initial outstanding Certificate Balance of $30,000,000 issued pursuant to the Trust Agreement.

         Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The initial Clearing Agency shall be The Depository Trust Company.

         Clearing Agency Participant: A securities broker, dealer, bank, trust company, clearing corporation or other financial institution or other Person for whom from time to time a Clearing

Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

         Code: The Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations promulgated thereunder.

         Collateral: The collateral specified in the Granting Clause of the Indenture.

         Collection Account: The account designated as such, established and maintained pursuant to Section 5.01(a)(i) of the Trust Sale and Servicing Agreement.

         Contingent Interest Rate Swap: Each interest rate swap agreement, including the schedule and confirmation related thereto, between GMAC and the Trust, as executed and delivered on the Initial Closing Date, as the same may become effective as provided in the Triparty Agreement or be amended, supplemented, renewed, extended or replaced from time to time.

         Corporate Trust Office: With respect to the Indenture Trustee or the Owner Trustee, the principal office at which at any particular time the corporate trust business of the Indenture Trustee or Owner Trustee, respectively, shall be administered, which offices at the Initial Closing Date are located, in the case of the Indenture Trustee, at 1 Bank One Plaza, Suite IL1-0481, Chicago, Illinois, 60670-0481, Attn: Corporate Trust Division, and in the case of the Owner Trustee, at Montgomery Building, 1011 Centre Road, Suite 200, Wilmington, Delaware 19805, Attn: Corporate Trust Department.

         Custodian: GMAC, as Servicer, or another custodian named from time to time in the Custodian Agreement.

         Custodian Agreement: The Custodian Agreement, dated as of the Initial Closing Date, between the Custodian and CARI, as amended or supplemented from time to time.

         Cutoff Date: The Initial Cutoff Date with respect to the Initial Receivables or the applicable Additional Cutoff Date with respect to any Additional Receivables.

         Dealer: The seller of automobiles or light trucks that originated one or more of the Receivables and assigned the respective Receivable, directly or indirectly, to GMAC under an existing agreement between such seller and GMAC or between such seller and General Motors, as applicable.

         Dealer Agreement: An existing agreement between GMAC and a Dealer with respect to a Receivable.

         Default: Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         Deferred Prepayment: With respect to the opening of business on a Distribution Date and to a Scheduled Interest Receivable, the amount, if any, held by the Servicer pursuant to Section 5.01(e) of the Trust Sale and Servicing Agreement or in the Payment Ahead Servicing Account with respect to such Receivable as of the opening of business on such Distribution Date.

         Definitive Certificates: As defined in Section 3.13 of the Trust Agreement.

         Definitive Notes: The Notes issued in the form of definitive notes pursuant to Section 2.12 or Section 2.15 of the Indenture.

         Depository Agreements: Together, the Certificate Depository Agreement, and the Note Depository Agreement.

         Designated Account Property: The Designated Accounts, all cash, investments, Financial Assets, securities and investment property held from time to time in any Designated Account (whether in the form of deposit accounts, Physical Property, book-entry securities, Uncertificated Securities or otherwise), including the Reserve Account Initial Deposit, and all proceeds of the foregoing but excluding all Investment Earnings thereon.

         Designated Accounts: The Accumulation Account, the Collection Account, the Note Distribution Account and the Reserve Account, collectively.

         Determination Date: The tenth day of each calendar month, or if such tenth day is not a Business Day, the next succeeding Business Day.

         Discount Rate: 6.50% per annum.

         Distribution Date: With respect to a Monthly Period, the 15th day of the next succeeding calendar month or, if such 15th day is not a Business Day, the next succeeding Business Day, commencing September 15, 2003.

         Early Amortization Event: The occurrence during the Revolving Period of one or more of the following: (i) the amount on deposit in the Reserve Account is less than the Specified Reserve Account Balance for two consecutive Monthly Periods; (ii) after payment of the Additional Receivables Discounted Principal Balance on any Distribution Date, the amount on deposit in the Accumulation Account exceeds one percent (1.00%) of the Initial Aggregate Discounted Principal Balance; (iii) an Event of Default occurs; or (iv) a Servicer Default occurs.

         Early Termination Date: As defined in each Interest Rate Swap.

         Eligible Deposit Account: Either (i) a segregated account with an Eligible Institution or (ii) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

         Eligible Institution: Either (i) the corporate trust department of the Indenture Trustee or the Owner Trustee or (ii) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (A) which has either (1) a long-term unsecured debt rating acceptable to the

Rating Agencies or (2) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies and (B) whose deposits are insured by the FDIC.

         Eligible Investments: Book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

                  (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America;

                  (ii) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations or certificates of deposit granted thereby;

                  (iii) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations or certificates of deposit granted thereby;

                  (iv) investments in money market or common trust funds having a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations or certificates of deposit granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective affiliates is investment manager or advisor, so long as such fund shall have such rating);

                  (v) bankers' acceptances issued by any depository institution or trust company referred to in clause (ii) above;

                  (vi) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (A) a depository institution or trust company (acting as principal) described in clause (ii) or (B) a depository institution or trust company (x) the deposits of which are insured by FDIC or (y) the counterparty for which has a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations, the collateral for which is held by a custodial bank for the benefit of the Trust or the Indenture Trustee, is marked to market daily and is maintained in an amount that exceeds the amount of such repurchase obligation, and which is required to be liquidated immediately upon the amount of such collateral being less than the amount of such repurchase obligation (unless the counterparty immediately satisfies the repurchase obligation upon being notified of such shortfall);

                  (vii) commercial paper master notes having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations;

                  (viii) (solely in the case of the Reserve Account) the Notes; and

                  (ix) any other investment permitted by each of the Rating Agencies,

in each case, unless otherwise permitted by the Rating Agencies, maturing (A) not later than the Business Day immediately preceding the next Distribution Date or (B) on such next Distribution Date if either (x) such investment is issued by the institution with which the Note Distribution Account or the Certificate Distribution Account, as the case may be, is then maintained or (y) the Indenture Trustee (so long as the short-term unsecured debt obligations of the Indenture Trustee are rated at least P-1 by Moody's Investors Service, Inc. and A-1+ by Standard & Poor's Ratings Services on the date such investment is made) shall advance funds on such Distribution Date to the Note Distribution Account or the Certificate Distribution Account, as the case may be, in the amount payable on such investment on such Distribution Date pending receipt thereof to the extent necessary to make distributions on the Notes or the Certificates, as the case may be, on such Distribution Date. The provisions in clauses (ii),
(iii), (iv), (vi) and (vii) above requiring that certain investments be rated in the highest investment category granted by each Rating Agency require such rating from Fitch, Inc. only if Fitch, Inc. is then rating such investment. For purposes of the foregoing, unless the Indenture Trustee objects at the time an investment is made, the Indenture Trustee shall be deemed to have agreed to make such advance with respect to such investment.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default: An event described in Section 5.1 of the Indenture.

         Event of Default Proceeds: As defined in Section 8.01(b) of the Trust Sale and Servicing Agreement.

         Event of Default Sale: As defined in Section 8.01(b) of the Trust Sale and Servicing Agreement.

         Excess Payment: With respect to a Distribution Date and a Scheduled Interest Receivable, the portion of an Actual Payment on such Receivable in excess of the Scheduled Payment thereon.

         Excess Simple Interest Collections: With respect to a Distribution Date, the excess, if any, of (i) all payments received during the related Monthly Period on all Simple Interest Receivables to the extent allocable to interest over (ii) the amount of interest that would be due during the related Monthly Period on all Simple Interest Receivables assuming that the payment on each such Receivable was received on its respective due date.

         Exchange Act: The Securities Exchange Act of 1934, as amended.

         Executive Officer: With respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

         Expenses: The expenses described in Section 6.9 of the Trust Agreement.

         FDIC: Federal Deposit Insurance Corporation or any successor agency.

         Final Scheduled Distribution Date:

                  (i) With respect to a class of Class A Notes, the Distribution Date in the month and year set forth below opposite such
         Notes:

                  Class A-1 Notes: January 2006
                  Class A-2 Notes: October 2006;
                  Class A-3 Notes: January 2008;
                  Class A-4 Notes: August 2008; and

         (ii) with respect to the Certificates, the Distribution Date in January 2011.

         Financed Vehicle: A new automobile or light truck, together with all accessories thereto, securing an Obligor's indebtedness under a Receivable.

         Financial Asset: Has the meaning given such term in Article 8 of the New York UCC. As used herein, the Financial Asset "related to" a Security Entitlement is the Financial Asset in which the entitlement holder (as defined in Article 8 of the New York UCC) holding such Security Entitlement has the rights and property interest specified in Article 8 of the New York UCC.

         Financial Parties: The Noteholders, the Certificateholders and, so long as any Interest Rate Swaps are in effect, the Swap Counterparty.

         First Step Additional Receivables Assignment: As defined in Section 2.02(b) of the Pooling and Servicing Agreement.

         First Step Initial Receivables Assignment: As defined in Section 2.02(a) of the Pooling and Servicing Agreement.

         First Step Receivables Assignments: As defined in Section 2.02(b) of the Pooling and Servicing Agreement.

         Fixed Rate Notes: Together, the Class A-1a Notes, the Class A-2a Notes, the Class A-3a Notes and the Class A-4a Notes.

         Floating Rate Notes: Together, the Class A-1b Notes, the Class A-2b Notes, the Class A-3b Notes and the Class A-4b Notes.

         Further Transfer and Servicing Agreements: As defined in the recitals to the Pooling and Servicing Agreement.

         General Motors: General Motors Corporation, a Delaware corporation.

         GMAC: General Motors Acceptance Corporation, a Delaware corporation.

         GMAC Interest Rate Swap: Each interest rate swap agreement, including the schedule and confirmation related thereto, between GMAC and the Swap Counterparty in effect on the Initial Closing Date, as the same may be amended, supplemented, renewed, extended or replaced from time to time.

         GMACNA means General Motors Acceptance Corporation, North America.

         GMACNA Sale Agreement means the GMACNA Sale Agreement dated as of the Initial Closing Date, by and between GMACNA and GMAC.

         Grant: To mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon, a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of, the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         Holder: The Person in whose name a Note or Certificate is registered on the Note Register or the Certificate Register, as applicable.

         Indemnified Parties: The Persons specified in Section 6.9 of the Trust Agreement.

         Indenture: The Indenture, dated as of the Initial Closing Date, between the Issuer and the Indenture Trustee, as amended and supplemented from time to time.

         Indenture Trustee: Bank One, National Association, not in its individual capacity but solely as trustee under the Indenture, or any successor trustee under the Indenture.

         Independent: When used with respect to any specified Person, that the Person (i) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Independent Certificate: A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and stating that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

         Indirect Participant: A securities broker, dealer, bank, trust company or other Person that clears through or maintains a custodial relationship with a Clearing Agency Participant, either directly or indirectly.

         Initial Aggregate Discounted Principal Balance: $2,943,831,568.24.

         Initial Book-Entry Certificates: As defined in Section 3.11 of the Trust Agreement.

         Initial Closing Date: August 14, 2003.

         Initial Cutoff Date: July 1, 2003.

         Initial Purchased Property: As defined in Section 2.01(a) of the Pooling and Servicing Agreement.

         Initial Receivables: Any retail instalment sale contract or direct purchase money loan for a Financed Vehicle that is included in the Schedule of Initial Receivables attached to the First Step Initial Receivables Assignment and all rights and obligations thereunder.

         Insurance Policy: With respect to a Receivable, an insurance policy covering physical damage, credit life, credit disability, theft, mechanical breakdown or similar event with respect to the related Financed Vehicle.

         Intercompany Advance Agreement: The Amended and Restated Intercompany Advance Agreement dated as of February 22, 1996 between CARI and GMAC, as amended and supplemented from time to time.

         Interest Rate: With respect to each class of Class A Notes, the per annum rate set forth below:

                        Class A-1a Notes: 1.77%;
                        Class A-1b Notes: LIBOR plus 0.05%;
                        Class A-2a Notes: 2.35%;
                        Class A-2b Notes: LIBOR plus 0.06%;
                        Class A-3a Notes: 2.96%;
                        Class A-3b Notes: LIBOR plus 0.08%;
                        Class A-4a Notes: 3.40%; and
                        Class A-4b Notes: LIBOR plus 0.09%.

         Interest Rate Swap: Each interest rate swap agreement, including all schedules and confirmations related thereto, between the Trust and the Swap Counterparty, in effect on the Initial Closing Date, as the same may be amended, supplemented, renewed, extended or replaced from time to time. From and after the date, if any, on which any Contingent Interest Rate Swaps become effective as provided in the Triparty Agreement, each shall constitute an "Interest Rate Swap" for all purposes under the Basic Documents.

         Interested Parties: As defined in the preamble to the Pooling and Servicing Agreement.

         Investment Company Act: The Investment Company Act of 1940, as the same may be amended from time to time.

         Investment Earnings: Investment earnings on funds deposited in the Designated Accounts, the Payment Ahead Servicing Account and Certificate Distribution Account, net of losses and investment expenses.

         Issuer: The party named as such in the Trust Sale and Servicing Agreement and in the Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

         Issuer Order: A written order signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         Issuer Request: A written request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         LIBOR: With respect to each Distribution Date other than the initial Distribution Date, the rate for deposits in U.S. Dollars for a period of one month which appears on Telerate Service Page 3750 as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the preceding Distribution Date (and, in the case of the initial Distribution Date, two LIBOR Business Days prior to the Initial Closing Date). If such rate does not appear on that date on Telerate Service Page 3750 (or any other page as may replace that page on that service, or if that service is no longer offered, any other service for displaying LIBOR or comparable rates as may be selected by the Indenture Trustee after consultation with the Seller), then LIBOR will be the Reference Bank Rate.

         LIBOR Business Day: Any day other than a Saturday, Sunday or any other day on which banks in London are required or authorized to be closed.

         Lien: Any security interest, lien, charge, pledge, equity, encumbrance or adverse claim of any kind other than tax liens, mechanics' liens and any liens that attach by operation of law.

         Liquidating Receivable: A Receivable as to which the Servicer (i) has reasonably determined, in accordance with its customary servicing procedures, that eventual payment of amounts owing on such Receivable is unlikely, or (ii) has repossessed and disposed of the Financed Vehicle.

         Liquidation Expenses: With respect to (i) a Liquidating Receivable without recourse to a Dealer, $300.00 (or such greater amount as the Servicer determines necessary in accordance with its customary procedures to refurbish and dispense of a repurchased Financed Vehicle) as an allowance for amounts charged to the account of the Obligor, in keeping with the Servicer's customary procedures, for refurbishing and disposition of the Financed Vehicle and other out-of-pocket costs related to the liquidation; (ii) a Liquidating Receivable with recourse to a Dealer, $0.

         Liquidation Proceeds: With respect to a Liquidating Receivable, all amounts realized with respect to such Receivable net of amounts that are required to be refunded to the Obligor on such Receivable.

         Materiality Opinion: A written opinion of Kirkland & Ellis LLP, Mayer Brown Rowe & Maw LLP or another nationally recognized law firm experienced in securitization matters reasonably acceptable to the Swap Counterparty, addressed to the Swap Counterparty and in form and substance reasonably satisfactory to the Swap Counterparty.

         Monthly Advance: As of a Distribution Date, either a Scheduled Interest Advance or a Simple Interest Advance, or both, as applicable, in respect of the related Monthly Period.

         Monthly Period: With respect to a Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

         Monthly Remittance Condition: Each of the following conditions:

                  (i)      GMAC is the Servicer;

                  (ii) the rating of GMAC's short-term unsecured debt is at least A-1 by Standard & Poor's Ratings Services and P-1 by Moody's Investors Service, Inc.; and

                  (iii) a Servicer Default shall not have occurred and be continuing.

         New York UCC: The UCC as in effect on the Initial Closing Date in the State of New York, and as may be amended from time to time.

         Note Depository: The depository from time to time selected by the Indenture Trustee on behalf of the Trust in whose name the Notes are registered prior to the issue of Definitive Notes. The first Note Depository shall be Cede & Co., the nominee of the initial Clearing Agency.

         Note Depository Agreement: The agreement, dated as of the Initial Closing Date, among the Issuer, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency relating to the Notes, substantially in the form of Exhibit B to the Indenture, as the same may be amended and supplemented from time to time.

         Note Distribution Account: The account designated as such, established and maintained pursuant to Section 5.01(a)(ii) of the Trust Sale and Servicing Agreement.

         Note Owner: With respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an Indirect Participant, in each case in accordance with the rules of such Clearing Agency).

         Note Pool Factor: With respect to any class of Notes and any Distribution Date, an amount expressed to the seventh decimal place and computed by the Servicer which is equal to the Note Principal Balance for such class as of the close of such Distribution Date divided by the initial Note Principal Balance for such class.

         Note Principal Balance: With respect to a class of the Class A Notes and any Distribution Date, the initial aggregate principal balance of such class of Notes, reduced by all previous payments to the Noteholders of such class in respect of principal of such Notes.

         Note Register: With respect to any class of Notes, the register of such Notes specified in Section 2.4 of the Indenture.

         Note Registrar: The registrar at any time of the Note Register, appointed pursuant to Section 2.4 of the Indenture.

         Notes: The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

         Noteholders: Holders of record of the Notes pursuant to the Indenture and, with respect to any class of Notes, holders of record of such class of Notes pursuant to the Indenture.

         Noteholders' Interest Carryover Shortfall: With respect to any Distribution Date, the excess, as of the close of business on such Distribution Date of (i) the Aggregate Noteholders' Interest Distributable Amount for such Distribution Date over (ii) the amount that was actually deposited in the Note Distribution Account on such current Distribution Date in respect of interest.

         Noteholders' Interest Distributable Amount: With respect to any class or tranche of Notes and any Distribution Date, the product of (i) the outstanding principal balance of such class or tranche of Notes as of the close of the preceding Distribution Date (or, in the case of the first Distribution Date, the outstanding principal balance of such class or tranche of Notes on the Initial Closing Date) and (ii) in the case of (a) the Fixed Rate Notes, one-twelfth of the Interest Rate for such class or tranche (or, in the case of the first Distribution Date, the Interest Rate for such class multiplied by a fraction, the numerator of which is 31 and the denominator of which is 360) and
(b) the Floating Rate Notes, the product of the Interest Rate for such class or tranche of Notes for such Distribution Date and a fraction, the numerator of which is the number of days elapsed from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the Initial Closing Date), to but excluding that Distribution Date and the denominator of which is 360.

         Noteholders' Percentage: With respect to any Distribution Date related to the Amoritization Period 100% until the notes are paid in full, then 0%. Notwithstanding the

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

foregoing, following the occurrence of an Event of Default and acceleration of the Notes pursuant to Section 5.2 of the Indenture, the Noteholders' Percentage shall be 100% until the Notes are paid in full or the acceleration is rescinded in accordance with the terms of the Indenture.

         Noteholders' Principal Carryover Shortfall: With respect to any Distribution Date, the excess, as of the close of business on such Distribution Date of (i) Aggregate Noteholders' Principal Distributable Amount for such Distribution Date over (ii) the amount that was actually deposited in the Note Distribution Account on such Distribution Date in respect of principal.

         Noteholders' Principal Distributable Amount: With respect to any class of Notes, for any Distribution Date related to the Amortization Period, the lesser of:

                                    (A)      the outstanding principal balance
                           of such class as of the close of the immediately preceding Distribution Date or in the case of the first Distribution Date, the outstanding principal balance on the Closing Date; and

                                    (B)      the remainder, if any, of:

                                                 (1) the Noteholders' Percentage
                           of the Principal Distributable Amount minus

                                                 (2) the outstanding principal
                           balance for each class of Notes with a lower numerical designation as of the close of the immediately preceding Distribution Date.

For any Distribution Date related to the Revolving Period, the Noteholders' Principal Distribution Amount shall be equal to zero.

         Notwithstanding the foregoing, on the Final Scheduled Distribution Date for any class of the Notes, the Noteholders' Principal Distributable Amount for such class of Notes will also include the amount that is necessary, after giving effect to other amounts deposited into the Note Distribution Account on such Distribution Date and allocable to payments of principal, to reduce the outstanding principal balance of such class of Notes to zero.

         Obligor: The purchaser or the co-purchasers of the Financed Vehicle or other person who owes payments under a Receivable.

         Offered Certificates: Certificates issued pursuant to the Trust Agreement with the exception of the Certificates retained by the Seller.

         Offered Notes: Together, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

         Officer's Certificate: A certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified in the Indenture, any reference in the Indenture to an officer's certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

         Opinion of Counsel: A written opinion of counsel, who may, except as otherwise expressly provided, be an employee of the Seller or the Servicer. In addition, for purposes of the Indenture: (i) such counsel shall be satisfactory to the Indenture Trustee; (ii) the opinion shall be addressed to the Indenture Trustee as Trustee and (iii) the opinion shall comply with any applicable requirements of Section 11.1 of the Indenture and shall be in form and substance satisfactory to the Indenture Trustee.

         Optional Purchase Date: As defined in Section 8.01(a) of the Trust Sale and Servicing Agreement.

         Optional Purchase Percentage: 10%.

         Outstanding: With respect to the Notes, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

                  (i) Notes theretofore cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

                  (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes; provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made; and

                  (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes both legally and beneficially owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgor's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

         Outstanding Amount: As of any date, the aggregate principal amount of all Notes, or a class of Notes, as applicable, Outstanding at such date.

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

         Outstanding Monthly Advances: Outstanding Scheduled Interest Advances and Outstanding Simple Interest Advances, collectively.

         Outstanding Scheduled Interest Advances: As of the last day of a Monthly Period and with respect to a Scheduled Interest Receivable, the sum of all Scheduled Interest Advances made on or prior to such date minus all payments made or collections received on or prior to such date which are specified in
Section 5.04(a) of the Trust Sale and Servicing Agreement as reducing Outstanding Scheduled Interest Advances with respect to such Receivable.

         Outstanding Simple Interest Advances: As of the last day of a Monthly Period, the sum of all Simple Interest Advances made on or prior to such date minus the sum of (i) all payments to the Servicer made on or prior to such date pursuant to Section 5.04(b) of the Trust Sale and Servicing Agreement and (ii) all Excess Simple Interest Collections paid to the Servicer made on or prior to such date; provided, however, that Outstanding Simple Interest Advances shall never be deemed to be less than zero.

         Overdue Payment: With respect to a Distribution Date and to a Scheduled Interest Receivable, all payments received by the Servicer from or for the account of the related Obligor during the related Monthly Period in excess of any Supplemental Servicing Fees (excluding any Investment Earnings during the related Monthly Period), to the extent of the Outstanding Scheduled Interest Advances relating to such Receivable.

         Owner: As defined in Section 1.02 of the Pooling and Servicing
Agreement.

         Owner Trust Estate: All right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to Article II of the Trust Sale and Servicing Agreement, all funds on deposit from time to time in the Collection Account and the Certificate Distribution Account and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Trust Sale and Servicing Agreement and the Administration Agreement.

         Owner Trustee: Deutsche Bank Trust Company Delaware, a Delaware banking corporation, not in its individual capacity but solely as trustee, or any successor trustee under the Trust Agreement.

         Pass Through Rate: means, 3.71% per annum for the Class B-1 Certificates and LIBOR plus 0.35% per annum for the Class B -2 Certificates.

         Paying Agent: With respect to the Indenture, the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuer to make the payments to and distributions from the Collection Account and the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer. With respect to the Trust Agreement, any paying agent or co-paying agent appointed pursuant to Section 3.9 of the Trust Agreement that meets the eligibility standards for the Owner Trustee specified in Section 6.13 of the Trust Agreement. The initial Paying Agent under the Trust Agreement shall be Deutsche Bank Trust Company Americas.

         Payment Ahead: With respect to a Distribution Date and to a Scheduled Interest Receivable, any Excess Payment (not representing prepayment in full of such Receivable) that is of an amount such that the sum of such Excess Payment and the Deferred Prepayment is equal to or less than three times the Scheduled Payment.

         Payment Ahead Servicing Account: The account designated as such, established and maintained pursuant to Section 5.01(a)(iv) of the Trust Sale and Servicing Agreement.

         Person: Any legal person, including any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Physical Property: (i) Bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-102(47) of the New York UCC and are susceptible of physical delivery and (ii) Security Certificates.

         Pooling and Servicing Agreement: The Pooling and Servicing Agreement, dated as of the Initial Closing Date, between GMAC and the Seller, as amended and supplemented from time to time.

         Predecessor Note: With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         Prepayment: Any Excess Payment other than a Payment Ahead.

         Prepayment Surplus: With respect to any Distribution Date on which a Prepayment is to be applied with respect to a Scheduled Interest Receivable, that portion of such Prepayment, net of any Rebate.

         Principal Balance: With respect to any Scheduled Interest Receivable, as of any date, the Amount Financed minus the sum of the following amounts:

                  (i) that portion of all Scheduled Payments due on or after the Cutoff Date and on or prior to such date allocable to principal;

                  (ii) any Warranty Payment or Administrative Purchase Payment to the extent allocable to principal; and

                  (iii) any Prepayments applied by the Servicer to reduce the Principal Balance of such Scheduled Interest Receivable.

With respect to any Simple Interest Receivable, as of any date, the Amount Financed minus the sum of the following amounts:

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

                  (i) that portion of all payments received from the related Obligor on or prior to such date allocable to principal; and

                  (ii) any Warranty Payment or Administrative Purchase Payment to the extent allocable to principal.

         Principal Distributable Amount: With respect to any Distribution Date, the excess of (i) the sum of (a) the Aggregate Discounted Principal Balance as of the close of business on the last day of the second Monthly Period preceding such Distribution Date (or, in the case of the initial Distribution Date, the Initial Aggregate Discounted Principal Balance) plus (b) the Additional Receivables Discounted Principal Balance for the Additional Receivables acquired on the preceding Distribution Date over (ii) the Aggregate Discounted Principal Balance as of the close of business on the last day of the first Monthly Period preceding such Distribution Date. On the first Distribution Date related to the Amortization Period, the Principal Distributable Amount will also include the Accumulation Amount as of the close of business on the preceding Distribution Date.

         Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

         Program: As defined in Section 4.02(a) of the Trust Sale and Servicing Agreement.

         Purchased Property: As defined in Section 2.01(b) of the Pooling and Servicing Agreement.

         Rating Agencies: As of any date, the nationally recognized statistical rating organizations requested by the Seller to provide ratings on the Notes or the Certificates which are rating the Notes or the Certificates on such date.

         Rating Agency Condition: With respect to any action, the condition that each Rating Agency shall have been given at least 10 days prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer and the Issuer in writing that such action shall not result in a downgrade or withdrawal of the then current rating of the Notes or the Certificates.

         Rebate: With respect to a given date and a Scheduled Interest Receivable, the rebate under such Receivable that is or would be payable to the Obligor for unearned finance charges or any other charges rebatable to the Obligor upon the payment on such date of all remaining Scheduled Payments.

         Receivable: A retail instalment sale contract or direct purchase money loan for a Financed Vehicle that is included in the Schedule of Initial Receivables and any Additional Receivable that is included in a Schedule of Additional Receivables and all rights and obligations thereunder.

         Receivable File: The documents listed in Section 2.04 of the Pooling and Servicing Agreement pertaining to a particular Receivable.

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

         Receivables Purchase Price: The amount described in Section 2.02 of the Pooling and Servicing Agreement.

         Record Date: (i) with respect to the Notes and with respect to any Distribution Date, the close of business on the day immediately preceding such Distribution Date, or if Definitive Notes are issued for any class of Notes, with respect to such class of Notes the last day of the preceding Monthly Period; and (ii) with respect to the Certificates and with respect to any Distribution Date, the close of business on the date immediately preceding such Distribution Date, or if Definitive Certificates are issued, the last day of the preceding Monthly Period.

         Redeemable Notes: The Class A-4 Notes.

         Redemption Date: As defined in Section 10.1 of the Indenture.

         Redemption Price: With respect to the Redeemable Notes and the Certificates, the unpaid principal amount of such Notes and Certificates, plus accrued and unpaid interest thereon.

         Reference Bank Rate: For any Distribution Date, a rate determined on the basis of the rates at which deposits in United States dollars are offered by reference banks as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the immediately preceding Distribution Date to prime banks in the London interbank market for a period of one month, in amounts approximately equal to the then Outstanding Amount of the applicable class or tranche of the then outstanding Floating Rate Notes and Floating Rate Certificates. The reference banks shall be four major banks that are engaged in transactions in the London interbank market, selected by the Indenture Trustee after consultation with the Seller. The Indenture Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two quotations are provided, the rate will be the arithmetic mean of the quotations, rounded upwards to the nearest one-sixteenth of one percent. If on that date fewer than two quotations are provided as requested, the rate will be the arithmetic mean, rounded upwards to the nearest one-sixteenth of one percent, of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee after consultation with the Seller, as of 11:00 a.m., New York City time, on that date to leading European banks for United States dollar deposits for a period of one month in amounts approximately equal to the Outstanding Amount of each class or tranche of the then outstanding Floating Rate Notes and Floating Rate Certificates. If no quotation can be obtained, then LIBOR will be the rate from the prior Distribution Date.

         Registered Holder: The Person in whose name a Note is registered on the Note Register on the applicable Record Date.

         Reinvestment Amount: For any Distribution Date related to the Revolving Period, the Principal Distributable Amount plus the Accumulation Amount. During the Amortization Period and for the related Distribution Dates, the Reinvestment Amount shall be equal to zero.

         Released Administrative Amount: With respect to a Distribution Date and a purchased Administrative Receivable, the Deferred Prepayment on such Receivable.

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

         Released Warranty Amount: With respect to a Distribution Date and a repurchased Warranty Receivable, the Deferred Prepayment on such Receivable.

         Required Deposit Rating: A rating on short-term unsecured debt obligations of P-1 by Moody's Investors Service, Inc.; A-1+ by Standard & Poor's Ratings Services; and if rated by Fitch, Inc., F-1+ by Fitch, Inc. Any requirement that short-term unsecured debt obligations have the "Required Deposit Rating" shall mean that such short-term unsecured debt obligations have the foregoing required ratings from each of such rating agencies.

         Reserve Account: The account designated as such, established and maintained pursuant to Section 4.07(a) of the Trust Sale and Servicing Agreement.

         Reserve Account Initial Deposit: Cash or Eligible Investments having a value of at least $44,157,473.52.

         Reserve Account Property: (i) The Reserve Account and all proceeds thereof (other than the Investment Earnings thereon) including all cash, investments, investment property and other amounts held from time to time in the Reserve Account (whether in the form of deposit accounts, Physical Property, book-entry securities, Uncertificated Securities, Financial Assets or otherwise) and (ii) the Reserve Account Initial Deposit and all proceeds thereof (other than the Investment Earnings thereon).

         Responsible Officer: With respect to the Indenture Trustee or the Owner Trustee, any officer within the Corporate Trust Office of such trustee or with respect to the Owner Trustee, any agent of the Owner Trustee acting under a power of attorney, and, with respect to the Servicer, the President, any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer or assistant officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         Retained Certificates: The Class B-1 Certificates retained by the Seller pursuant to the Trust Agreement, with an initial Certificate Balance of $891,568.24.

         Revolving Note: The Revolving Note issued by CARI to GMAC under the Intercompany Advance Agreement.

         Revolving Period: The period beginning on the Initial Closing Date and ending on (but not including) the Amortization Date.

         Scheduled Interest Advance: With respect to a Scheduled Interest Receivable, the amount, as of the last day of the related Monthly Period, which the Servicer is required to advance pursuant to subsection 5.04(a) of the Trust Sale and Servicing Agreement.

         Scheduled Interest Receivable: Any Receivable pursuant to which the payments due from the obligors during any month are allocated between finance charges and principal on a scheduled basis, without regard to the period of time which has elapsed since the preceding payment was made, using the actuarial method.

         Scheduled Payment: With respect to a Distribution Date and a Scheduled Interest Receivable, the payment due in respect of such Scheduled Interest Receivable due from the Obligor in the related Monthly Period.

         Schedule of Additional Receivables: The schedule of Additional Receivables attached to the First Step Additional Receivables Assignment delivered on each Additional Closing Date and held as part of the Trust, and on file at the locations listed on Exhibit A of the Trust Sale and Servicing Agreement, as it may be amended from time to time.

         Schedule of Initial Receivables: The schedule of Initial Receivables attached to the First Step Initial Receivables Assignment delivered on the Initial Closing Date and originally held as part of the Trust, and on file at the locations listed on Exhibit A of the Trust Sale and Servicing Agreement, as it may be amended from time to time.

         Second Step Additional Receivables Assignment: As defined in Section 2.01(b) of the Trust Sale and Servicing Agreement.

         Second Step Initial Receivables Assignment: As defined in Section 2.01(a) of the Trust Sale and Servicing Agreement.

         Second Step Receivable Assignments: As defined in Section 2.01(b) of the Trust Sale and Servicing Agreement.

         Secretary of State: The Secretary of State of the State of Delaware.

         Secured Obligations: Obligations consisting of the principal of and interest on, and any other amounts owing in respect of, the Notes and amounts allocable pursuant to the Indenture with respect to the Certificates and each Interest Rate Swap.

         Secured Parties: Each Noteholder, Certificateholder and the Swap Counterparty.

         Securities: The Notes and the Certificates.

         Securities Act: As defined in Section 2.15(a) of the Indenture.

         Securities Intermediary: As defined in Section 5.01(b)(i) of the Trust Sale and Servicing Agreement.

         Security Certificate: Has the meaning given such term in Section 8-102(a)(16) of the New York UCC.

         Security Entitlement: Has the meaning given such term in Section 8-102(a)(17) of the New York UCC.

         Securityholder: A Holder of a Note or a Certificate.

         Seller: The Person executing the Trust Sale and Servicing Agreement as the Seller, or its successor in interest pursuant to Section 3.03 of the Trust Sale and Servicing Agreement.

         Servicer: The Person executing the Trust Sale and Servicing Agreement as the Servicer, or its successor in interest pursuant to Section 6.02 of the Trust Sale and Servicing Agreement.

         Servicer Default: An event described in Section 7.01 of the Trust Sale and Servicing Agreement.

         Servicer's Accounting: A certificate, completed by and executed on behalf of the Servicer, in accordance with Section 3.10 of the Pooling and Servicing Agreement.

         Simple Interest Advance: The amount, as of the last day of the related Monthly Period, which the Servicer is required to advance pursuant to Section 5.04(b) of the Trust Sale and Servicing Agreement.

         Simple Interest Method: The method of allocating each monthly payment on a Simple Interest Receivable to principal and interest pursuant to which the portion of such payment that is allocated to interest is equal to the product of the outstanding principal balance thereon multiplied by the fixed rate of interest applicable to such Receivable multiplied by the period of time elapsed (expressed as a fraction of a calendar year) since the preceding payment of interest with respect to such principal balance was made.

         Simple Interest Receivable: Any Receivable under which the portion of each monthly payment allocable to earned interest and the portion allocable to the Amount Financed is determined in accordance with the Simple Interest Method. For purposes hereof, all payments with respect to a Simple Interest Receivable shall be allocated to principal and interest in accordance with the Simple Interest Method.

         Specified Reserve Account Balance: For any Distribution Date, the sum of:

                  (i) the greater of

                           (a) 1.50% of the outstanding principal balance of the Notes and the Certificates as of the close of business on that Distribution Date (after giving effect to all payments and distributions to be made on that Distribution Date); and

                           (b)      $22,078,736.76

         but in no event more than the outstanding principal balance of the Notes and the Certificates as of the close of business on that Distribution Date (after giving effect to all payments and distributions to be made on that Distribution Date);

                  and

                  (ii) for each Distribution Date related to the Revolving Period, if an Accumulation Amount will exist at the close of business on that Distribution Date, the product of:

                           (a) the amount on deposit in the Accumulation Account on that Distribution Date (after giving effect to all payments and distributions to be made on that Distribution Date); and

                           (b) the excess of (1) the Weighted Average Note and Certificate Rate plus 1.00% over (2) LIBOR;

         divided by

                           (c)      12.

         State: Any one of the 50 states of the United States of America or the District of Columbia.

         Statutory Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as the same may be amended from time to time.

         Supplemental Servicing Fees: With respect to a Distribution Date, all late fees, prepayment charges and other administrative fees and expenses or similar charges allowed by applicable law with respect to Receivables, collected (from whatever source) on the Receivables held by the Trust during the related Monthly Period.

         Swap Counterparty: HSBC Bank USA. will serve as swap counterparty under each Interest Rate Swap, or any successor or replacement Swap Counterparty from time to time under each Interest Rate Swap.

         Swap Counterparty Rights Agreement: The Swap Counterparty Rights Agreement, dated as of the Initial Closing Date, among the Swap Counterparty, the Issuer, GMAC, as Servicer, Custodian, and Administrator, the Seller, the Indenture Trustee, and the Owner Trustee, as amended and supplemented from time to time.

         Temporary Notes: The Notes specified in Section 2.3 of the Indenture.

         Third Party Instrument: Each Interest Rate Swap, each Contingent Interest Rate Swap and the Triparty Agreement.

         Total Available Amount: With respect to any Distribution Date, the sum of the Available Interest, the Accumulation Amount and the Available Principal for such Distribution Date and the amount of all cash or other immediately available funds on deposit in the Reserve Account immediately prior to such Distribution Date.

         Total Servicing Fee: With respect to a Distribution Date, the sum of the Basic Servicing Fee for such Distribution Date, any unpaid Basic Servicing Fee for all prior Distribution Dates and Additional Servicing Fee for such Distribution Date.

         Treasury Regulations: The regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         Triparty Agreement: The Triparty Contingent Assignment Agreement, dated as of the Initial Closing Date, including all schedules, and confirmations thereto, among the Trust, the Swap Counterparty and GMAC, as the same may be amended, supplemented, renewed, extended or replaced from time to time.

         Trust: Capital Auto Receivables Asset Trust 2003-3, a Delaware statutory trust created by the Certificate of Trust and described in the Trust Agreement.

         Trust Agreement: The Trust Agreement, dated as of the Initial Closing Date, between the Seller and the Owner Trustee, as amended and supplemented from time to time.

         Trust Estate: All money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Secured Parties (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof, and the Reserve Account and the Reserve Account Property pledged to the Indenture Trustee pursuant to the Trust Sale and Servicing Agreement.

         Trust Indenture Act or TIA: The Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

         Trust Sale and Servicing Agreement: The Trust Sale and Servicing Agreement, dated as of the Initial Closing Date, between the Seller, the Servicer and the Trust, as amended and supplemented from time to time.

         UCC: The Uniform Commercial Code as in effect in the relevant jurisdiction from time to time.

         Uncertificated Security: Has the meaning given to such term in Section 8-102(a)(18) of the New York UCC.

         [UNDERTAKING LETTER: THE LETTER REFERRED TO IN SECTIONS 3.4 AND 9.12 OF THE TRUST AGREEMENT.]

         Voting Interests: As of any date, the aggregate Certificate Balance of all Certificates outstanding; provided, however, that Certificates owned by the Issuer, the Seller or any Affiliate of any of the foregoing Persons (each, an "insider") shall be disregarded and deemed not to be outstanding (unless all Certificates are owned by insiders), except that, in determining whether the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Owner Trustee knows to be so owned shall be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Owner Trustee the pledgor's right so to act with respect to such Certificates and that the pledgee is not the Issuer, the Seller or any Affiliate of any of the foregoing Persons (unless all Certificates are owned by insiders).

         Warranty Payment: With respect to a Distribution Date and to a Warranty Receivable to be repurchased as of the last day of the related Monthly Period:

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                  (i)      in the case of a Scheduled Interest Receivable, a
         payment equal to the sum of:

                           (A) the sum of all remaining Scheduled Payments on such Scheduled Interest Receivable minus the Rebate as of the last day of such Monthly Period;

                           (B) all past due Scheduled Payments with respect to which a Scheduled Interest Advance has not been made on or prior to the last day of such Monthly Period;

                           (C) any reimbursement made on or prior to the last day of such Monthly Period pursuant to the last sentence of subsection 5.04(a) of the Trust Sale and Servicing Agreement with respect to such Receivable; and

                           (D) all Outstanding Scheduled Interest Advances made on or prior to the last day of such Monthly Period with respect to such Receivable, minus any Liquidation Proceeds (to the extent applied to reduce the Principal Balance of such Receivable) previously received on or prior to the last day of such Monthly Period with respect to such Receivable; or

                  (ii) in the case of a Simple Interest Receivable, a payment equal to the Amount Financed minus that portion of all payments received from the related Obligor on or prior to the last day of the related Monthly Period allocable to principal and minus any Liquidation Proceeds (to the extent applied to reduce the Principal Balance of such Simple Interest Receivable) previously received with respect to such Simple Interest Receivable.

         Warranty Purchaser: The Person described in Section 2.05 of the Trust Sale and Servicing Agreement.

         Warranty Receivable: A Receivable which the Warranty Purchaser has become obligated to repurchase pursuant to Section 2.05 of the Trust Sale and Servicing Agreement.

         Weighted Average Note and Certificate Rate: 2.443% per annum.

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                         PART II - RULES OF CONSTRUCTION

         (a) Accounting Terms. As used in this Appendix or the Basic Documents, accounting terms which are not defined, and accounting terms partly defined, herein or therein shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Appendix or the Basic Documents are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or the Basic Documents will control.

         (b) "Hereof," etc. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Appendix or any Basic Document will refer to this Appendix or such Basic Document as a whole and not to any particular provision of this Appendix or such Basic Document; and Section, Schedule and Exhibit references contained in this Appendix or any Basic Document are references to Sections, Schedules and Exhibits in or to this Appendix or such Basic Document unless otherwise specified. The word "or" is not exclusive.

         (c) Reference to Distribution Dates. With respect to any Distribution Date, the "related Monthly Period," and the "related Record Date," will mean the Monthly Period and Record Date, respectively, immediately preceding such Distribution Date, and the relationships among Monthly Periods and Record Dates will be correlative to the foregoing relationships.

         (d) Number and Gender. Each defined term used in this Appendix or the Basic Documents has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Appendix or the Basic Documents has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

         (e) Including. Whenever the term "including" (whether or not that term is followed by the phrase "but not limited to" or "without limitation" or words of similar effect) is used in this Appendix or the Basic Documents in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.

         (f) Reference to a Class of Notes. Unless otherwise specified, references to a Class of Notes, includes all the tranches included in such class of Notes.

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

                                   APPENDIX B

                         Notice Addresses and Procedures

                  All requests, demands, directions, consents, waivers, notices, authorizations and communications provided or permitted under any Basic Document to be made upon, given or furnished to or filed with the Seller, the Servicer, the Administrator, the Indenture Trustee, the Issuer, the Owner Trustee, the Custodian or the Rating Agencies shall be in writing, personally delivered, sent by facsimile with a copy to follow via first class mail or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt:

                  (a)      in the case of the Seller, at the following address:

                           Capital Auto Receivables, Inc.
                           Corporation Trust Center
                           1209 Orange Street
                           Wilmington, Delaware 19801,

                  with a copy to:

                           Manager - Securitization,
                           General Motors Acceptance Corporation
                           200 Renaissance Center
                           12th Floor, MC: 482-B12-C24
                           Detroit, MI 48265,

                  (b) in the case of the Servicer, the Administrator or the Custodian, at the following address:

                           Director - Securitization and Cash Management General Motors Acceptance Corporation
                           200 Renaissance Center
                           12th Floor, MC: 482-B12-C24
                           Detroit, MI 48265,

                  (c) in the case of the Indenture Trustee, at its Corporate Trust Office, and

                  (d) in the case of the Issuer or the Owner Trustee, to the Owner Trustee at its Corporate Trust Office,

                  with a copy to:

                           Deutsche Bank Trust Company Americas
                           60 Wall Street , 26th Floor
                           Mail Stop: NYC60-2606
                           New York, NY 10005
                           Phone: 212-250-2946
                           Fax: 212-797-8606/8607

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

                           and with a copy to:

                           Capital Auto Receivables, Inc.,
                           Attention: Manager Securitization
                           200 Renaissance Center
                           12th Floor, MC: 482-B12-C24
                           Detroit, MI 48265

The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Indenture Trustee shall likewise promptly transmit any notice received by it from the Noteholders to the Issuer:

                  (e)      in the case of Moody's Investors Service, Inc., to

                           Moody's Investors Service, Inc.
                           ABS Monitoring Department,
                           99 Church Street,
                           New York, New York 10007,

                  (f)      in the case of Standard & Poor's Ratings Services, to

                           Standard & Poor's Ratings Services,
                           55 Water Street
                           40th Floor
                           New York, New York 10041
                           Attention: Asset Backed Surveillance Department,

                  (g)      in the case of Fitch, Inc., to

                           Fitch, Inc.,
                           One State Street Plaza,
                           New York, New York 10004,
                           Attention: Asset-Backed Surveillance, and

                  (h)      in the case of Swap Counterparty, to

                           HSBC Bank USA
                           452 Fifth Avenue
                           New York, New York 10018

or at such other address as shall be designated by such Person in a written notice to the other parties to this Agreement.

                  Where any Basic Document provides for notice to Noteholders or Certificateholders of any condition or event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if it is in writing and mailed, first-class, postage prepaid to each Noteholder or Certificateholder affected by such condition or event, at such Person's

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

address as it appears on the Note Register or Certificate Register, as applicable, not later than the latest date, and not earlier than the earliest date, prescribed in such Basic Document for the giving of such notice. If notice to Noteholders or Certificateholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholders or Certificateholders shall affect the sufficiency of such notice with respect to other Noteholders or Certificateholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

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